     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 10, 2005


                                              SECURITIES ACT FILE NO. 333-116581
                                       INVESTMENT COMPANY ACT FILE NO. 811-21595
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                    FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[x] PRE-EFFECTIVE AMENDMENT NO. 3


[ ] POST-EFFECTIVE AMENDMENT NO.

                                     AND/OR

[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[x] AMENDMENT NO. 3

                              -------------------

                                 COHEN & STEERS
                       WORLDWIDE REALTY INCOME FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                              -------------------

                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 832-3232

                                ROBERT H. STEERS
                    COHEN & STEERS CAPITAL MANAGEMENT, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                              -------------------

                                WITH COPIES TO:

             SARAH E. COGAN, ESQ.                         LEONARD B. MACKEY, JR., ESQ.
        SIMPSON THACHER & BARTLETT LLP                       CLIFFORD CHANCE US LLP
             425 LEXINGTON AVENUE                              31 WEST 52ND STREET
           NEW YORK, NEW YORK 10017                         NEW YORK, NEW YORK 10019
                (212) 455-2000                                   (212) 878-8000

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                              -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                            PROPOSED           PROPOSED
                                                            MAXIMUM            MAXIMUM
         TITLE OF SECURITIES             AMOUNT BEING    OFFERING PRICE       AGGREGATE          AMOUNT OF
           BEING REGISTERED              REGISTERED(1)     PER SHARE        OFFERING PRICE   REGISTRATION FEE(2)
           ----------------              -------------     ---------        --------------   -------------------
Common Shares, $.001 par value........  3,450,000 Shares       $20.00        $69,000,000          $8,121.30

(1) Estimated solely for the purpose of calculating the registration fee.


(2) $126.70 previously paid on June 17, 2004, $30.23 previously paid on February 11, 2005 and $7,964.37 previously paid on February 23, 2005.

                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

________________________________________________________________________________

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS          Subject to Completion             March 10, 2005
--------------------------------------------------------------------------------

                                  [COHEN & STEERS WORLDWIDE REALTY INCOME LOGO]

             SHARES
Cohen & Steers
Worldwide Realty Income Fund, Inc.
COMMON SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES. Cohen & Steers Worldwide Realty Income Fund, Inc. (the 'Fund') is a newly organized, non-diversified, closed-end management investment company.

*  Our primary investment objective is high current income; and
*  Our secondary objective is capital appreciation.

PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of income-producing global real estate equity securities ('Real Estate Equity Securities'). It is the Fund's current intention to initially allocate approximately 70% of the Fund's managed assets to common stocks issued by real estate companies (75% of which will be companies located in Asia, Europe and Canada and 25% of which will be U.S. companies) and 30% of the Fund's managed assets to preferred and other fixed income securities of U.S. and non-U.S. companies. Real Estate Equity Securities include common stocks, preferred stocks and other equity securities issued by global real estate companies, such as real estate investment trusts ('REITs') or REIT-like structures. Managed assets equal the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares (as defined on page 7 of this prospectus) plus the principal amount of any Borrowings (as defined on the following page). Under normal market conditions, the Fund will invest in Real Estate Equity Securities primarily in developed countries, but may invest up to 15% of its managed assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Fund expects to have investments in at least three countries, including the United States.
                                                   (continued on following page)

BEFORE BUYING ANY COMMON SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN 'PRINCIPAL RISKS OF THE FUND' BEGINNING ON PAGE 29 OF THIS PROSPECTUS. CERTAIN OF THESE RISKS ARE SUMMARIZED IN 'PROSPECTUS SUMMARY -- PRINCIPAL RISKS OF THE FUND' BEGINNING ON PAGE 6.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        PRICE TO PUBLIC         SALES LOAD(2)(3)         PROCEEDS TO FUND
-------------------------------------------------------------------------------------------------------------------------
Per Share                                                        $20.00                    $0.90                   $19.10
-------------------------------------------------------------------------------------------------------------------------
Total(1)                                                         $                                                 $
-------------------------------------------------------------------------------------------------------------------------

(1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus, solely to cover over-allotments, if any. If such option is exercised in full, the total
     price to public, sales load and proceeds to the Fund will be $          ,
     $        , $       and $          , respectively. See 'Underwriting.'
(2) The Investment Manager has agreed to pay a shareholder servicing fee to UBS Securities LLC and additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. In return, these firms have agreed to provide, upon request, certain structuring and after market support services. See 'Underwriting.'
(3) The Investment Manager has agreed to pay all organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.04 per Common Share. The estimated offering expenses to be incurred by the
     Fund are $       .
The underwriters expect to deliver the Common Shares to purchasers on or about
        , 2005.

                              -------------------
UBS INVESTMENT BANK                                          MERRILL LYNCH & CO.

DEUTSCHE BANK SECURITIES        LEGG MASON WOOD WALKER       RBC CAPITAL MARKETS
                                      INCORPORATED

ADVEST, INC.       BB&T CAPITAL MARKETS       H&R BLOCK FINANCIAL ADVISORS, INC.

FERRIS, BAKER WATTS   J.J.B. HILLIARD, W.L. LYONS, INC.  KEYBANC CAPITAL MARKETS
      INCORPORATED
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

--------------------------------------------------------------------------------

(continued from previous page)

In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company, other than global real estate companies. The Fund may also invest up to 30% of its managed assets in securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager or Subadvisor, as applicable. These below investment grade securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. There can be no assurance that the Fund will achieve its investment objectives. See 'Investment objectives and policies' and 'Principal risks of the Fund.'

Leverage. The Fund may achieve its leverage strategy by issuing shares of preferred stock, borrowing money from certain financial institutions, or issuing debt securities such as commercial paper or notes. It is the Fund's current intention to leverage through the issuance of shares of preferred stock of up to 35% of the Fund's total capital after their issuance. Throughout the prospectus, borrowing money and issuing debt securities sometimes may be collectively referred to as 'Borrowings.' Through leveraging, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. Leverage is a speculative technique and there are special risks and costs associated with leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See 'Use of leverage -- Leverage Risks.'

NO PRIOR HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING. The Fund has been approved to list the Common Shares on the New York Stock Exchange under the symbol 'RWF,' subject to notice of issuance.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus carefully before deciding whether to invest and retain it for future reference. A Statement of Additional
Information, dated          , 2005 (the 'SAI'), as supplemented from time to
time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 61 of this prospectus. You may request a free copy of the SAI by calling
(800) 437-9912. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission website (http://www.sec.gov).

Through and including           , 2005 (25 days after the date of this
prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------
                                       i

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary.....................    1

Summary of Fund expenses...............   15

The Fund...............................   17

Use of proceeds........................   17

Investment objectives and policies.....   17

Use of leverage........................   26

Interest rate transactions.............   28

Principal risks of the Fund............   29

Additional risk considerations.........   40

How the Fund manages risk..............   41

Management of the Fund.................   43

Dividends and distributions............   46

Closed-end fund structure..............   48

Possible conversion to open-end fund
  status...............................   49

Repurchase of shares...................   49

Taxation...............................   50

Description of shares..................   51

Certain provisions of the Articles of
  Incorporation and By-Laws............   54

Underwriting...........................   57

Custodian, transfer agent, dividend
  disbursing agent and registrar.......   59

Reports to stockholders................   59

Validity of the Common Shares..........   60

Table of contents for the Statement of
  Additional Information...............   61

--------------------------------------------------------------------------------
                                       ii

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in our Common Shares. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading 'Principal risks of the Fund.'

THE FUND

Cohen & Steers Worldwide Realty Income Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, we refer to Cohen & Steers Worldwide Realty Income Fund, Inc. simply as the 'Fund' or as 'we,' 'us' or 'our.' See 'The Fund.'

THE OFFERING

We are offering          shares of common stock ('Common Shares') through a
group of underwriters led by UBS Securities LLC. You must purchase at least 100 Common Shares ($2,000). The underwriters have been granted an option to purchase
up to        additional Common Shares solely to cover over-allotments, if any.
The initial public offering price is $20.00 per Common Share. See 'Underwriting.' Cohen & Steers Capital Management, Inc. (the 'Investment Manager') will be responsible for all organizational expenses and offering costs (other than the sales load) that exceed $0.04 per share of the Fund's Common Shares.

INVESTMENT OBJECTIVES AND POLICIES

Our primary investment objective is high current income. Capital appreciation is our secondary objective. Our investment objectives and certain investment policies are considered fundamental and may not be changed without stockholder approval. See 'Investment objectives and policies.'

Under normal market conditions, the Fund will invest at least 80% of its managed assets in Real Estate Equity Securities. It is the Fund's current intention to initially allocate approximately 70% of the Fund's managed assets to common stocks issued by real estate companies (75% of which will be companies located in Asia, Europe and Canada and 25% of which will be U.S. companies) and 30% of the Fund's managed assets to preferred and other fixed income securities of U.S. and non-U.S. companies. Real Estate Equity Securities include common stocks, preferred stocks and other equity securities issued by global real estate companies, such as REITs or REIT-like structures. Under normal market conditions, the Fund will invest in Real Estate Equity Securities primarily in developed countries, but may invest up to 15% of its managed assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Fund expects to have investments in at least three countries, including the United States.

The Fund will invest primarily in securities with small, medium or large market capitalizations and there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

Under normal market conditions, the Fund may also invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company, other than global real estate companies, and up to 30% of its managed assets in securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager. These below investment grade securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. See 'Principal risks of the Fund -- Credit Risk and Lower-Rated Securities Risk.'

INVESTMENT STRATEGIES

In making investment decisions with respect to common stocks and other Real Estate Equity Securities, including securities of REITs, the Investment Manager and Houlihan Rovers S.A., the Fund's subadvisor (the 'Subadvisor'), rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return, through a combination of dividend income and capital appreciation. The Investment Manager and Subadvisor each review a company's potential for success in light of the company's industry and sector position, and economic and market conditions. The Investment Manager and Subadvisor each evaluate a number of company-specific factors, including quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential. The Investment Manager and Subadvisor each evaluate a security's valuation on one or more of the following criteria: price/cash flow multiple, discounted cash flow, price/net asset value and dividend yield.

In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager and Subadvisor each seek to select securities it views as undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager and Subadvisor each evaluate the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager and Subadvisor each consider not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager and Subadvisor also take into account other factors, such as call and other structural features, event risk, the likely directions of rates and relative value versus other income security classes, among others.

SECURITIES ISSUED BY REAL ESTATE COMPANIES

The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate. A common type of real estate company, a REIT, is a domestic company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to stockholders provided they distribute to their stockholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the 'Code'). As a result, REITs generally pay relatively higher dividends (as compared to other types of companies), and the Fund intends to use these REIT dividends in an effort to meet its objective of high current income. Dividends paid by REITs will not be eligible for the dividends received deduction (the 'DRD') under Section 243 of the Code and are generally not considered 'qualified dividend income' eligible for reduced rates of taxation. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008.

Global real estate companies outside the United States include, but are not limited to, companies with similar characteristics to the REIT structure in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

PREFERRED SECURITIES

The Fund may invest in preferred securities issued by real estate companies, including REITs, and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Preferred securities pay fixed or floating dividends to investors and have 'preference' over common stock in the payment of dividends and in the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The hybrid and REIT preferred securities in which the Fund intends to invest (generally referred to in this prospectus as taxable preferred securities) do not qualify for the DRD and are not expected to provide significant benefits under the rules relating to qualified dividend income. As a result, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income. Distributions received from the Fund attributable to traditional preferred securities, other than those issued by REITs, generally would qualify for the DRD as to any corporate stockholder and generally would qualify to be taxed at long-term capital gains rates as to any individual stockholder.

LOWER RATED SECURITIES

The Fund may invest up to 30% of its managed assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Investment Manager or Subadvisor, as applicable. These below investment grade quality securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

DEBT SECURITIES

The Fund may invest in debt securities issued by real estate companies, including REITs, and other types of issuers. The Fund's investments in debt securities may include investments in convertible debt securities, convertible preferred securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities.

While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

OTHER SECURITIES

The Fund may invest in securities of foreign issuers.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in foreign Real Estate Equity Securities. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate and credit derivative transactions and short sales.

The Fund will invest in Real Estate Equity Securities where dividend distributions are subject to withholding taxes as determined by U.S. tax treaties with respective individual foreign countries. Generally, dividends paid by the Real Estate Equity Securities in which the Fund intends to invest will not be considered qualified dividend income eligible for reduced rates of taxation.

The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly.

The Fund will generally not invest more than 10% of its managed assets in the securities of one issuer. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives.

There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or Subadvisor, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

There can be no assurance that the Fund's investment objectives will be achieved. See 'Investment objectives and policies.'

USE OF LEVERAGE

The Fund is authorized to issue preferred shares, borrow money or issue debt obligations.

Subject to market conditions and the Fund's receipt of the highest credit rating on the Fund's preferred stock from at least two nationally recognized rating agencies, approximately one to three months after completion of this offering, the Fund may achieve its leverage strategy by offering shares of preferred stock ('Fund Preferred Shares'). While the Fund also may leverage by using Borrowings, it is the Fund's current intention to leverage through the issuance of Fund Preferred Shares of up to 35% of the Fund's total capital after their issuance. The Fund generally will not issue Fund Preferred Shares or use Borrowings unless the Investment Manager expects that the Fund will achieve a greater return on the funds obtained from the issuance of Fund Preferred Shares and Borrowings than the additional costs the Fund incurs as a result of such issuance of Fund Preferred Shares and Borrowings. The Fund Preferred Shares and Borrowings will have seniority over the Common Shares.

The use of leverage creates an opportunity for increased Common Share net income, but also creates special risks for holders of Common Shares ('Common Stockholders'). The Fund Preferred Shares will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate. The Fund may seek to protect itself from the risk of increasing dividends or interest expense resulting from an increase in short-term interest rates by entering into a swap or cap transaction as to all or a portion of the Fund Preferred Shares or Borrowings. See 'Interest rate transactions.' As long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds Fund Preferred Share dividend rates, as reset periodically, and/or interest on Borrowings (as modified by any cap or the payment rate set by any interest rate swap), the investment of the proceeds of the Fund Preferred Shares or Borrowings will generate more income than will be needed to pay such dividends, interest or swap payments. If so, the excess will be available to pay higher dividends to Common Stockholders. If, however, the dividends on the Fund Preferred Shares or the interest rate on Borrowings (as modified by any cap or payment rate set by any interest rate swap) exceeds the rate of return on the Fund's investment portfolio, the return to Common Stockholders will be less than if the Fund had not leveraged.

The holders of Fund Preferred Shares voting as a separate class will be entitled to elect two members of the Board of Directors of the Fund and, in the event that the Fund fails to pay two full years of accrued dividends on the Fund Preferred Shares, the holders of the Fund Preferred Shares will be entitled to elect a majority of the members of the Board of Directors. See 'Use of leverage' and 'Description of shares -- Fund Preferred Shares.'

There is no assurance that the Fund will utilize leverage or that, if utilized, the Fund's leveraging strategy will be successful. See 'Use of leverage -- Leverage Risks.'

LEVERAGE RISKS

Leverage creates three major types of risks for Common Stockholders:

* the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the Common Stockholders;

* the possibility either that Common Share income will fall if the dividend rate on the Fund Preferred Shares or the interest rate on Borrowings rises, or that Common Share income and distributions will fluctuate because the dividend rate on the Fund Preferred Shares or the interest rate on Borrowings varies; and

* if the Fund leverages through the Fund Preferred Shares or Borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its Common Shares or the Fund Preferred Shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

When the Fund is utilizing leverage, the fees paid to the Investment Manager and Subadvisor for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets (which equals the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares plus the principal amount of any Borrowings).

INTEREST RATE TRANSACTIONS

In order to seek to reduce the interest rate risk inherent in our capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or variable rate borrowing. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares.

In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain the required 200% asset coverage of the liquidation preference of the outstanding Fund Preferred Shares, the required 300% asset coverage with respect to Borrowings or if the Fund loses its expected credit ratings on the Fund Preferred Shares or fails to maintain other covenants, the Fund may be required to redeem some or all of the Fund Preferred Shares. Similarly, the Fund could be required to prepay the principal amount of the Borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to

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the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account with its custodian, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily. We would not enter into interest rate swap or cap transactions having an aggregate notional amount that exceeded the outstanding amount of the Fund's leverage. See 'Use of leverage' and 'Interest rate transactions' for additional information.

PRINCIPAL RISKS OF THE FUND

We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives.

NO OPERATING HISTORY

As a newly organized entity, we have no operating history. See 'The Fund.'

INVESTMENT RISK

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

MARKET RISK

Your investment in Common Shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See 'Use of leverage -- Leverage Risks.'

SPECIAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

Since the Fund concentrates its assets in the global real estate industry, your investment in the Fund will be significantly impacted by the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable domestic and foreign laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the countries and regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the

6





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ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

In addition, there are risks associated with particular sectors of real estate investments.

* Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

* Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

* Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

* Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

* Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

* Insurance Issues. Certain of the portfolio companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would as a result impact the Fund's investment performance.

* Credit Risk. Real estate companies may be highly leveraged and financial covenants may affect the ability of such companies to operate effectively.

* Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

* Smaller Companies. The Fund may invest in real estate securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a

                                                                               7





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  larger company. As of January 31, 2005, the market capitalization of U.S.
  REITs ranged in size from approximately $4.0 million to approximately $13.1 billion.

* REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the '1940 Act'). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

FOREIGN SECURITIES RISKS

The Fund intends to invest a significant portion of its assets in non-U.S. issuers, or securities of issuers that are denominated in foreign currencies or multinational currency units ('Foreign Securities'), and although it is not the Fund's current intent, the Fund may invest up to 100% of its managed assets in Foreign Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are volatile. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. The Fund may invest in Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries). Investments in such securities are particularly speculative.

FOREIGN CURRENCY RISK

Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

There are special risks associated with investing in preferred securities, including:

* Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

* Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

* Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

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* Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board.

* Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

* Supply of Hybrid-Preferred Securities. The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The recently enacted legislation that reduced the Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

* New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager and Subadvisor believe that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

EMERGING MARKETS RISKS

The Fund may invest in Real Estate Equity Securities of issuers located or doing substantial business in 'emerging markets.' Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INTEREST RATE RISK

Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as REITs, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of the Common Shares may tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Because market interest rates are currently near their lowest levels in many years, there is a substantial risk that the Fund's portfolio will decline in value. See 'Principal risks of the Fund -- Interest Rate Risk.'

                                                                               9





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CREDIT RISK AND LOWER-RATED SECURITIES RISK

Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 30% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. A security will be considered to be investment grade if, at the time of the investment, such security has a rating of 'BBB' or higher by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies Inc. ('S&P'), 'Baa' or higher by Moody's Investors Service, Inc. ('Moody's') or an equivalent rating by a nationally recognized statistical rating agency or, if unrated, such security is determined by the Investment Manager or Subadvisor, as applicable, to be of comparable quality. Lower-rated securities, or equivalent unrated securities, which are commonly known as 'junk bonds,' generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

OTHER INVESTMENT MANAGEMENT TECHNIQUES RISK

The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

CONVERTIBLE SECURITIES RISK

Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

COMMON STOCK RISK

While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer's common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

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RESTRICTED AND ILLIQUID SECURITIES RISK

The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the 'Securities Act') or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

LEVERAGE RISK

The Fund may achieve its leverage strategy by issuing Fund Preferred Shares and using Borrowings. It is the Fund's current intention to leverage through the issuance of Fund Preferred Shares in an amount up to 35% of the Fund's total capital after their issuance. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see 'Use of leverage -- Leverage Risks.'

INTEREST RATE TRANSACTIONS RISK

The Fund may enter into a swap or cap transaction, to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See 'Principal risks of the Fund -- Interest Rate Transactions Risk.'

RISK OF MARKET PRICE DISCOUNT FROM NET ASSET VALUE

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the Common Shares will trade at, above or below net asset value. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund. See 'Principal risks of the Fund -- Risk of Market Price Discount From, Net Asset Value.'

ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER RISK

We may engage in portfolio trading when considered appropriate. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. See 'Additional risk considerations -- Portfolio Turnover Risk.'

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Fund Preferred Shares, if any, or interest payments on Borrowings may increase. See 'Additional risk considerations -- Inflation Risk.'

NON-DIVERSIFIED STATUS

Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an

                                                                              11





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investment in a diversified company. We intend to comply with the diversification requirements of the Code applicable to regulated investment companies. See 'Additional risk considerations -- Non-Diversified Status.' See also 'Taxation' in the SAI.

FINANCIAL SERVICES

Companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector. A company is 'principally engaged' in financial services if it owns financial services-related assets that are responsible for at least 50% of its revenues. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. See 'Additional risk considerations -- Financial Services.'

ANTI-TAKEOVER PROVISIONS

Certain provisions of our Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See 'Certain provisions of the Articles of Incorporation and By-Laws' and 'Additional risk considerations -- Anti-Takeover Provisions.'

MARKET DISRUPTION RISK

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Given the risks described above, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

INVESTMENT MANAGER AND SUBADVISOR

Cohen & Steers Capital Management, Inc. is the investment manager of the Fund pursuant to an Investment Management Agreement. The Investment Manager was formed in 1986, and as of December 31, 2004 had approximately $18.3 billion in assets under management. Its clients include pension plans, endowment funds and mutual funds, including some of the largest open-end and closed-end real estate funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.' The Investment Manager will be responsible for the overall management of the Fund's portfolio, including the allocation of the portfolio among the various regions and countries. The Investment Manager is responsible for all investments in preferred and fixed income securities. The Investment Manager will have specific responsibility for making investment decisions with respect to U.S. and Canadian securities. The Investment Manager also is responsible for the supervision and ongoing monitoring of the Subadvisor, Houlihan Rovers S.A., and the Investment Manager may collaborate with the Subadvisor on certain investments. The Investment Manager owns 50% of the capital stock of the Subadvisor. The Subadvisor has specific responsibility for making portfolio investments with respect to European and Asian securities (including Australian securities), as well as collaborating with the Investment Manager on overall portfolio allocation. The Investment Manager also

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will have responsibility for providing administrative services and assisting the
Fund with operational needs pursuant to an Administration Agreement. In accordance with the terms of the Administration Agreement, the Fund has entered into an agreement with State Street Bank and Trust Company ('State Street Bank') to perform certain administrative functions subject to the supervision of the Investment Manager (the 'Sub-Administration Agreement'). See 'Management of the Fund -- Administration and Sub-Administration Agreement.'

FEES AND EXPENSES

The Fund will pay the Investment Manager a monthly fee computed at the annual rate of 0.95% of average daily managed assets (i.e., the net asset value of Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings used for leverage). The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of 0.45% of average daily total managed assets for the first two years of the Fund's operations (through March 31, 2007), and in declining amounts for each of the two years thereafter (through March 31, 2009). See 'Management of the Fund -- Investment Manager.' When the Fund is utilizing leverage, the fees paid to the Investment Manager and Subadvisor for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of preferred stock and the principal amount of outstanding Borrowings used for leverage. The Fund's investment management fees and other expenses are paid only by the Common Stockholders, and not by holders of the Fund Preferred Shares. See 'Use of leverage.'

TAX CONSIDERATIONS


Certain dividends and other distributions received from sources outside of the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50% of the value of the managed assets of the Fund at the close of the taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to pass through to its stockholders a credit or deduction for foreign taxes paid by it. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income. Also, dividend income that the Fund receives from REITs will generally not be treated as qualified dividend income.


LISTING AND SYMBOL

The Fund has been approved to list the Common Shares on the New York Stock Exchange under the symbol 'RWF,' subject to notice of issuance.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. The Fund expects to declare the initial monthly dividend on the common shares within approximately 45 days of the completion of this offering and to pay that initial monthly dividend approximately 60 to 75 days after the completion of this offering. At times, in order to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income.

In December 2004, the Investment Manager, on behalf of itself and all of the then existing funds managed by the Investment Manager, filed an exemptive application with the Commission seeking an order under the 1940 Act facilitating the implementation of a dividend policy that may include multiple long-term capital gains distributions ('Managed Dividend Policy'). If, and when, the Investment Manager, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, if, for any distribution, net investment income and net realized capital gains were less than amount of the distribution,

                                                                              13





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the differences would be distributed from the Fund's assets and would constitute a return of capital. See 'Dividends and distributions.'

DIVIDEND REINVESTMENT PLAN

Common Stockholders will receive their dividends in additional Common Shares purchased in the open market or issued by the Fund through the Fund's Dividend Reinvestment Plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Common Stockholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See 'Dividends and distributions' and 'Taxation.'

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company will act as custodian, and The Bank of New York will act as transfer agent, dividend disbursing agent and registrar for the Fund. See 'Custodian, transfer agent, dividend disbursing agent and registrar.'

--------------------------------------------------------------------------------

Summary of Fund expenses

The purpose of the following table is to help you understand the fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately 20 million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See 'Management of the Fund.' The Fund is authorized to issue Fund Preferred Shares and use Borrowings. It is the Fund's current intention to issue Fund Preferred Shares in an amount equal to 35% of the Fund's total capital. The expenses in the table also assume the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's total capital (after issuance), and the table shows Fund expenses both as a percentage of net assets attributable to Common Shares, and, in footnote 4, as a percentage of net assets attributable to Common Shares assuming no leverage.

STOCKHOLDER TRANSACTION EXPENSES
Sales load paid by you (as a percentage of offering
 price).....................................................   4.50%
Expenses borne by the Fund (as a percentage of offering
 price).....................................................   0.20%(1)(2)
Dividend reinvestment plan fees.............................    None

                                                    PERCENTAGE OF NET
                                                  ASSETS ATTRIBUTABLE
                                                     TO COMMON SHARES
                                              (ASSUMES FUND PREFERRED
                                               SHARES ARE ISSUED) (4)
ANNUAL EXPENSES
Investment management fees (3)..............................   1.46 %
Other expenses (3)..........................................   0.41 %
Interest payments on borrowed funds (3).....................   None
Total annual Fund operating expenses (3)....................   1.87 %
Fee waiver and expense reimbursement........................  (0.69)%(5)
                                                              -----
Total net annual expenses...................................   1.18%(5)
                                                              =====

(1) The Investment Manager has also agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $0.04 per Common Share (0.20% of the offering price).

(2) If the Fund offers Fund Preferred Shares, costs of that offering, estimated to be slightly more than 1% of the total amount of the Fund Preferred Share offering, will be effectively borne by Common Stockholders and will result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's total capital (after issuance), those offering costs are estimated to be no more than approximately $2,572,615 or $0.13 per Common Share (0.65% of the offering price of the Common Shares).

(3) The Fund does not currently intend to use Borrowings. In the event the Fund utilizes Borrowings in an amount equal to approximately 33 1/3% of the Fund's managed assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Investment management fee would be 1.43%, Other expenses would be 0.39%, Interest payments on borrowed funds (assuming an interest rate of 4.25%, which interest rate is subject to change based on prevailing market conditions) would be 2.12% and Total annual Fund operating expenses would be 3.94%. Based on the Total annual Fund operating expenses and in accordance with the example below, the expenses for years one, three, five and ten would be $78, $145, $222 and $430, respectively.

(4) If the Fund does not issue Fund Preferred Shares, use Borrowings or otherwise use leverage, the Fund's expenses would be estimated to be as follows:

--------------------------------------------------------------------------------
                                                                              15

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                                 PERCENTAGE OF NET
                                            ASSETS ATTRIBUTABLE TO
                              COMMON SHARES (ASSUMES NO BORROWINGS
                                             AND NO FUND PREFERRED
                                           SHARES ARE OUTSTANDING)
    ANNUAL EXPENSES
    Investment management fees..............................  0.95 %
    Other expenses..........................................  0.20 %
    Interest payments on borrowed funds.....................  None
    Total annual fund operating expenses....................  1.15 %
    Fee waiver and expense reimbursement.................... (0.45)%(5)
                                                             -----
    TOTAL NET ANNUAL EXPENSES...............................  0.70 %(5)
                                                             =====

(5) The Investment Manager, has contractually agreed to waive a portion of its fees and expenses for the first four years of the Fund's operations. The Investment Manager has agreed to waive 0.45% of average daily managed assets (which includes the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings used for leverage) for the first two years of the Fund's operations, 0.30% of average daily managed assets in year three and 0.15% of average daily managed assets in year four.

The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2) and the estimated Fund Preferred Share offering costs assuming Fund Preferred Shares are issued representing 35% of the Fund's total capital (after issuance) of $6 that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 1.18% of net assets attributable to Common Shares and (2) a 5% annual return:

                                                                   1         3          5         10
                                                                YEAR     YEARS      YEARS      YEARS
Total Expenses Incurred.....................................     $65       $91       $129       $243

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. The example assumes that the estimated 'Other expenses' set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

--------------------------------------------------------------------------------
 16

--------------------------------------------------------------------------------

The Fund

Cohen & Steers Worldwide Realty Income Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. We were organized as a Maryland corporation on June 16, 2004 and are registered as an investment company under the 1940 Act. As a newly organized entity, we have no operating history. Our principal office is located at 757 Third Avenue, New York, New York 10017, and our telephone number is (212) 832-3232.

Use of proceeds

We estimate the net proceeds of this offering, after deducting organization expenses and offering costs (other than the sales load) that do not exceed $0.04
per Common Share, to be $            , or $            assuming exercise of the
over-allotment option in full. The net proceeds will be invested in accordance with the policies set forth under 'Investment objectives and policies.' A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager and will be repaid by the Fund upon closing of this offering. The Investment Manager will incur and be responsible for all of the Fund's organization expenses and offering costs (other than the sales load) that exceed $0.04 per Common Share.

We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See 'Investment objectives and policies.'

Investment objectives and policies

GENERAL

The Fund's primary investment objective is to seek high current income. Capital appreciation is the Fund's secondary objective. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in Real Estate Equity Securities. It is the Fund's current intention to initially allocate approximately 70% of the Fund's managed assets to common stocks issued by real estate companies (75% of which will be companies located in Asia, Europe and Canada and 25% of which will be U.S. companies) and 30% of the Fund's managed assets to preferred and other fixed income securities of U.S. and non-U.S. companies. Real Estate Equity Securities include common stocks, preferred stocks and other equity securities issued by global real estate companies, such as REITs. Managed assets equal the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares plus the principal amount of any Borrowings. Under normal market conditions, the Fund will invest in Real Estate Equity Securities primarily in developed countries, but may invest up to 15% of its managed assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Fund expects to have investments in at least three countries, including the United States.

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                                                                              17





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INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company, other than global real estate companies. The Fund may also invest up to 30% of its managed assets in securities that are rated below investment grade or that are unrated but judged to be below investment grade by the Investment Manager. These below investment grade securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

The Fund's concentration of its investments in the global real estate industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting this industry. See 'Principal risks of the Fund -- Special Risks of Securities Linked to the Real Estate Market.'

Although the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

Under normal market conditions, the Fund seeks to achieve its objectives by investing in a portfolio of income producing Real Estate Equity Securities. Substantially all of the securities in which the Fund intends to invest are traded on a domestic or foreign securities exchange or in the over-the-counter market.

The Fund will invest primarily in securities with small, medium and large market capitalizations and there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

The Fund may engage in foreign currency transactions and other strategic transactions in connection with the Fund's investment in Foreign Securities. See 'Investment objectives and policies -- Portfolio Composition -- Strategic Transactions' below for more information. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions, short sales and making forward commitments.

A security will be considered investment grade quality if it is rated 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager or Subadvisor, as applicable. Bonds of below investment grade quality (BB/Ba or below) are commonly referred to as 'junk bonds.' Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Manager and Subadvisor may consider such factors as their assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the SAI contains a general description of Moody's and S&P's ratings of securities.

The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and the Fund Preferred Shares voting together as a single class, and of the holders of a 'majority of the outstanding' Fund Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of stockholders, although we have no current intention of doing so.

--------------------------------------------------------------------------------
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


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

In making investment decisions with respect to common stocks and other Real Estate Equity Securities, including securities of REITs, the Investment Manager and Subadvisor rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return, through a combination of dividend income and capital appreciation. The Investment Manager and Subadvisor each review a company's potential for success in light of the company's industry and sector position, and economic and market conditions. The Investment Manager and Subadvisor each evaluate a number of company-specific factors, including quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential. The Investment Manager and Subadvisor each evaluate a security's valuation on one or more of the following criteria: price/cash flow multiple, discounted cash flow, price/net asset value and dividend yield.

In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager and Subadvisor each seek to select securities they view as undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager and Subadvisor each evaluate the fundamental characteristics of an issuer, including an issuer's creditworthiness, and also take into account prevailing market factors. In analyzing credit quality, the Investment Manager and Subadvisor each consider not only fundamental analysis, but also an issuer's corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager and Subadvisor also take into account other factors, such as call and other structural features, event risk, the likely directions of rates and relative value versus other income security classes.

PORTFOLIO COMPOSITION

Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

REAL ESTATE COMPANIES

For purposes of our investment policies, a real estate company is one that:

* derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

* has at least 50% of its assets in such real estate.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in Real Estate Equity Securities, consisting of:

* Up to 70% in common stocks (including REIT shares) (75% of which will be companies located in Asia, Europe and Canada and 25% of which will be U.S. companies);

* Up to 30% in preferred and other fixed income securities of U.S. and non-U.S. companies;

* rights or warrants to purchase common and preferred stocks; and

* securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's or Subadvisor's view, as applicable, a significant element of the securities' value.

REAL ESTATE INVESTMENT TRUSTS (REITS)

The Fund will invest in REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in

--------------------------------------------------------------------------------
                                                                              19

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
income producing real estate or to financing real estate. REITs are generally not taxed on income distributed to stockholders provided they distribute to their stockholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively higher dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its objective of high current income. Dividends paid by REITs will not be eligible for the DRD and are generally not considered qualified dividend income eligible for reduced rates of taxation.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains, subject to certain limitations under the Code, by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its managed assets in Mortgage REITs or Hybrid REITs.

NON-U.S. REAL ESTATE COMPANIES

The Fund will invest in global real estate companies outside the United States. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, where dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

PREFERRED SECURITIES

The Fund may invest in preferred securities issued by real estate companies, including REITs, and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Initially, the preferred securities component of the Fund will be comprised primarily of taxable preferred securities.

TRADITIONAL PREFERRED SECURITIES

Preferred securities pay fixed or floating dividends to investors and have 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals

--------------------------------------------------------------------------------
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INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. However, not all traditional preferred securities pay dividends that are eligible for the DRD, including preferred securities issued by REITs described below. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2008. Individual stockholders of a regulated investment company like the Fund generally may be eligible to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received and designated as such by the regulated investment company. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs described below. Within the category of traditional preferred securities, the Fund may invest in traditional preferred securities issued by real estate companies, including REITs. REIT preferred securities are generally perpetual in nature, although REITs often have the ability to redeem the preferred securities after a specified period of time. The market value of REIT preferred securities may be affected by favorable and unfavorable changes impacting a particular REIT. While sharing characteristics that make them similar to traditional preferred securities, dividends from REIT preferred securities do not provide any DRD benefit (and generally do not provide significant benefits under the rules relating to qualified dividend income).

HYBRID-PREFERRED SECURITIES

Hybrid-preferred securities are a comparatively new asset class. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly

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INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.*

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company's senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

FINANCIAL SERVICES COMPANY SECURITIES

Companies principally engaged in financial services are prominent issuers of preferred securities. A company is 'principally engaged' in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

DEBT SECURITIES

The Fund may invest in debt securities issued by real estate companies, including REITs, and other types of issuers. The Fund's investments in debt securities may include investments in convertible debt securities, convertible preferred securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Convertible securities are exchangeable for common stock at a predetermined stock (the 'conversion price'). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments. See 'Principal risks of the Fund -- Credit Risk.'

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LOWER-RATED SECURITIES

The Fund may invest up to 30% of its managed assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Investment Manager or Subadvisor, as applicable. These below investment grade quality securities are commonly referred to as 'junk bonds' and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund's net asset value. See 'Principal risks of the Fund -- Credit Risk and Lower-Rated Securities Risk.'

FOREIGN SECURITIES

Although it is not the Fund's current intent, the Fund may invest up to 100% of its managed assets in securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ('Foreign Securities'). In addition, the Fund may invest in Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries). Investments in such securities are particularly speculative. See 'Principal risks of the Fund -- Foreign Securities Risks' and 'Principal risks of the Fund -- Emerging Markets Risks.'

COMMON STOCKS

The Fund will invest in common stocks issued by global real estate companies, including REITs. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager and Subadvisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the sections entitled 'Use of leverage' and 'Use of leverage -- Leverage Risks,' the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the

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                                                                              23





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INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager and Subadvisor.

ILLIQUID SECURITIES

While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager and Subadvisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Investment Manager and Subadvisor will consider factors such as
(i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than 10% of the value of its managed assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board and/or the Investment Manager or Subadvisor deem advisable, if any, to protect liquidity.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various strategic transactions described below to mitigate risks and to facilitate portfolio management. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although the Investment Manager and Subadvisor seek to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as 'Strategic Transactions.' The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate

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 24





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INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's and Subadvisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's SAI.

The Fund also may enter into certain interest rate transactions that are designed to reduce the risks inherent in the Fund's anticipated issuance of Fund Preferred Shares. See 'Interest rate transactions.'

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

PORTFOLIO TURNOVER

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or Subadvisor, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

DEFENSIVE POSITION

When the Investment Manager or Subadvisor, as applicable, believe that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objectives and invest all or any portion of our assets in investment grade debt securities, without regard to whether the security is a Real Estate Equity Security. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objectives.

OTHER INVESTMENTS

The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or

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                                                                              25

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See 'Investment Objectives and Policies' in the SAI.

Use of leverage

FUND PREFERRED SHARES AND BORROWINGS

The Fund is authorized to issue Fund Preferred Shares and use Borrowings. Subject to market conditions and the Fund's receipt of the highest credit rating on the Fund Preferred Shares from at least two nationally recognized rating agencies, approximately one to three months after the completion of this offering, the Fund currently intends to offer Fund Preferred Shares representing approximately 35% of the Fund's capital after their issuance. The Fund generally will not issue Fund Preferred Shares or use Borrowings unless the Investment Manager expects that the Fund will achieve a greater return on the funds obtained from the issuance of Fund Preferred Shares or Borrowings than the additional costs the Fund incurs as a result of such issuance of Fund Preferred Shares or Borrowings. The Fund Preferred Shares and Borrowings will have seniority over the Common Shares.

Changes in the value of the Fund's investment portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by Common Stockholders. If there is a net decrease, or increase, in the value of the Fund's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Investment Manager and Subadvisor for investment advisory and management services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's managed assets, including the proceeds from the issuance of Fund Preferred Shares and use of Borrowings and other leverage. Leverage involves greater risks. The Fund's leveraging strategy may not be successful.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation preference may not exceed 50% of the Fund's assets less liabilities other than Borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than Borrowings is at least 200% of such liquidation value. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred stockholders would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See 'Description of shares -- Fund Preferred Shares.'

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's assets less liabilities other than the Borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the Borrowing to the extent necessary in order

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


USE OF LEVERAGE
--------------------------------------------------------------------------------
to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies which may issue ratings for Fund Preferred Shares or Borrowings or, if the Fund borrows from a lender, by the lender. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. It is not anticipated that these restrictions will impede the Investment Manager and Subadvisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the expected rating on the Fund Preferred Shares or Borrowings, the Fund will not issue the Fund Preferred Shares or use Borrowings.

EFFECTS OF LEVERAGE

Assuming that the Fund Preferred Shares and Borrowings will represent approximately 35% of the Fund's capital and pay dividends or interest or involve payment at a rate set by an interest rate transaction at an annual average rate of 4.25%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.49% in order to cover such dividend payments or interest or payment rates and other expenses specifically related to the Fund Preferred Shares or Borrowings. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates, interest or Borrowings, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The Fund is authorized to issue Fund Preferred Shares and use Borrowings. The table assumes the issuance of Fund Preferred Shares representing 35% of the Fund's capital. See 'Use of leverage -- Leverage Risks.'

Assumed Portfolio Total Return...............    (10)%      (5)%        0 %      5%       10%
Common Share Total Return....................  (17.7)%   (10.0)%     (2.3)%    5.4%     13.1%

Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on Borrowings or payment rate set by an interest rate transaction) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

During the time in which the Fund is utilizing leverage, the fees paid to the Investment Manager and Subadvisor for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets. Only the Fund's Common Stockholders bear the cost of the Fund's fees and expenses, including the costs associated with any offering of Fund Preferred Shares (estimated to be slightly more than 1% of the total amount of the Fund Preferred Share offering) and the costs associated with Borrowing which will be borne immediately by Common Stockholders. See 'Summary of Fund expenses.'

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

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                                                                              27





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USE OF LEVERAGE
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LEVERAGE RISKS

Utilization of leverage is a speculative investment technique and involves certain risks to Common Stockholders. These include the possibility of higher volatility of the net asset value of and distributions on the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause Common Stockholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund's investment portfolio, the benefit of leverage to Common Stockholders will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to Common Stockholders than if the Fund were not so leveraged.

Any decline in the net asset value of the Fund's investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Stockholders.

In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. See 'Interest rate transactions.'

Unless and until Fund Preferred Shares are issued and Borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

Interest rate transactions

In order to seek to reduce the interest rate risk inherent in the Fund's capital structure and underlying investments, we may enter into interest rate swap or cap transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the 'counterparty') a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's

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INTEREST RATE TRANSACTIONS
--------------------------------------------------------------------------------
Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions with an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In addition, if the counter-party to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on the Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Manager and Subadvisor believe does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager and Subadvisor will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay the Borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

Principal risks of the Fund

We are a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objectives.

NO OPERATING HISTORY

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

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PRINCIPAL RISKS OF THE FUND
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INVESTMENT RISK

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

MARKET RISK

Your investment in Common Shares represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk. See 'Use of leverage -- Leverage Risks.'

SPECIAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

Since the Fund concentrates its assets in the global real estate industry, your investment in the Fund will be significantly impacted by the performance of the real estate market. The Fund will not invest in real estate directly, but because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

* declines in the value of real estate;

* risks related to general and local economic conditions;

* possible lack of availability of mortgage funds;

* overbuilding;

* extended vacancies of properties;

* increased competition;

* increases in property taxes and operating expenses;

* changes in zoning laws;

* losses due to costs resulting from the clean-up of environmental problems;

* liability to third parties for damages resulting from environmental problems;

* casualty or condemnation losses;

* limitations on rents;

* changes in neighborhood values and the appeal of properties to tenants;

* changes in interest rates;

* financial condition of tenants, buyers and sellers of real estate; and

* quality of maintenance, insurance and management services.

Thus, the value of the Common Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real

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PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------
estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

GENERAL REAL ESTATE RISKS

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

RETAIL PROPERTIES

Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

OFFICE PROPERTIES

Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus noncompetitive. Office properties are affected by the overall health of the economy and other factors such as a down turn in the businesses operated by their tenants, obsolescence and non-competitiveness. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

HOTEL PROPERTIES

The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short

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PRINCIPAL RISKS OF THE FUND
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periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

HEALTHCARE PROPERTIES

Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

MULTIFAMILY PROPERTIES

The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

INSURANCE ISSUES

Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would impact the Fund's investment performance.

CREDIT RISK

Real estate companies may be highly leveraged and financial covenants may affect the ability of such companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid

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with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the real estate company.

ENVIRONMENTAL ISSUES

In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

SMALLER COMPANIES

Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, global real estate company shares can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average. As of January 31, 2005, the market capitalization of U.S. REITs, for example, ranged in size from approximately $4.0 million to approximately $13.1 billion.

REIT TAX ISSUES

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

FOREIGN SECURITIES RISKS

The Funds intends to invest a significant portion of its assets in Foreign Securities, and although it is not the Fund's current intent, the Fund may invest up to 100% of its managed assets in Foreign Securities. In addition, the Fund may invest in Foreign Securities of issuers in so-called 'emerging markets' (or lesser developed countries). Investments in such securities are particularly speculative. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

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* fluctuations in foreign exchange rates;

* future foreign economic, financial, political and social developments;

* different legal systems;

* the possible imposition of exchange controls or other foreign governmental laws or restrictions;

* lower trading volume;

* much greater volatility and illiquidity of certain foreign securities markets;

* different trading and settlement practices;

* less governmental supervision;

* regulation changes;

* changes in currency exchange rates;

* less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

* high and volatile rates of inflation;

* fluctuating interest rates; and

* different accounting, auditing and financial record-keeping standards and requirements.

Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

* the possibility of expropriation of assets;

* confiscatory taxation;

* difficulty in obtaining or enforcing a court judgment;

* economic, political or social instability;

* the possibility that an issuer may not be able to make payments to investers outside of the issuer's country; and

* diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

* growth of gross domestic product;

* rates of inflation;

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* capital reinvestment;

* resources;

* self-sufficiency; and

* balance of payments position.

Furthermore, certain investments in Foreign Securities also may be subject to foreign withholding taxes and dividend income the Fund receives from Foreign Securities may not be eligible for the reduced rates of taxation applicable to qualified dividend income.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Fund will not hold any Foreign Securities of emerging market issuers, and, if it does, such securities will not comprise more than 10% of the Fund's managed assets.

As a result of these potential risks, the Investment Manager and/or Subadvisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager and Subadvisor, have had no or limited prior experience.

FOREIGN CURRENCY RISK

Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with, and make interest payments in, foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

There are special risks associated with investing in preferred securities, including:

DEFERRAL AND OMISSION

Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

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SUBORDINATION

Preferred securities are generally subordinated to bonds and other debt instruments in a company's capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

LIQUIDITY

Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

LIMITED VOTING RIGHTS

Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

SPECIAL REDEMPTION RIGHTS

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

SUPPLY OF HYBRID-PREFERRED SECURITIES

The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. The recently enacted legislation that reduced the Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

NEW TYPES OF SECURITIES

From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager and Subadvisor believe that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

EMERGING MARKETS RISKS

The Fund may invest in Real Estate Equity Securities of issuers located or doing substantial business in 'emerging markets.' Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened

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infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INTEREST RATE RISK

Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as REITs common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares may tend to decline if market interest rates rise. Because investors generally look to REITs and utility companies for a stream of income, the prices of REIT shares may be more sensitive to changes in interest rates than are other equity securities.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which the Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

CREDIT RISK AND LOWER-RATED SECURITIES RISK

Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments.

The Fund may invest up to 30% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as 'junk bonds.' These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if, at the time of investment, such security has a rating of 'BBB' or higher by S&P, 'Baa' or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager or Subadvisor, as applicable, to be of comparable quality.

Lower-rated securities, may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objectives may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer

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of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

OTHER INVESTMENT MANAGEMENT TECHNIQUES RISK

The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. Strategic Transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Investment Manager's and Subadvisor's ability to predict correctly market movements, which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund's net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

CONVERTIBLE SECURITIES RISK

Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends

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to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

COMMON STOCK RISK

While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer's common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

RESTRICTED AND ILLIQUID SECURITIES RISK

The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

LEVERAGE RISK

The Fund may achieve its leverage strategy by issuing Fund Preferred Shares and using Borrowings. It is the Fund's current intention to leverage through the issuance of Fund Preferred Shares, representing up to 35% of the Fund's capital after their issuance. Leverage is a speculative technique and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see 'Use of leverage -- Leverage Risks.'

INTEREST RATE TRANSACTIONS RISK

The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See 'Interest rate transactions.'

RISK OF MARKET PRICE DISCOUNT FROM NET ASSET VALUE

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Net asset value will be reduced immediately following the offering by the sales load and the amount of organizational and offering expenses paid by the Fund. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, we cannot predict whether the Common Shares will trade at, above or below net asset value, or at below or above the initial public offering price.

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Additional risk considerations

PORTFOLIO TURNOVER RISK

We may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or Subadvisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. See 'Taxation.'

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Fund Preferred Shares, if any, or interest payments on the Borrowings may increase. In addition, during any periods of rising inflation, Fund Preferred share dividend rates would likely increase, which would tend to further reduce returns to Common Stockholders.

NON-DIVERSIFIED STATUS

The Fund is classified as a 'non-diversified' investment company under the 1940 Act, which means we are not limited by the 1940 Act in the proportion of our assets that may be invested in the securities of a single issuer. However, we intend to conduct our operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax to the extent our earnings are distributed to stockholders. See 'Taxation' in the SAI. To so qualify, among other requirements, we will limit our investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of our managed assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of our managed assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of our managed assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. The American Jobs Creation Act of 2004 provides that for taxable years of a regulated investment company beginning after October 22, 2004, for purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a 'qualified publicly traded partnership,' as defined in the Code, and no more than 25% of the value of our managed assets may be invested in the securities of one or more qualified publicly traded partnerships. Because we, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

FINANCIAL SERVICES

Companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector.

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ADDITIONAL RISK CONSIDERATIONS
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Investing in the financial services sector includes the following risks:

* regulatory actions -- financial services companies may suffer a setback if regulators change the rules under which they operate;

* changes in interest rates -- unstable interest rates can have a disproportionate effect on the financial services sector;

* concentration of loans -- financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

* competition -- financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

ANTI-TAKEOVER PROVISIONS

Certain provisions of our Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify our structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation and conversion to open-end status. See 'Description of shares' and 'Certain provisions of the Articles of Incorporation and By-Laws.'

MARKET DISRUPTION RISK

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

How the Fund manages risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, Fund Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Fund Preferred Shares voting as a separate class. Among other restrictions, the Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry except for the real estate industry, in which at least 25% of the Fund's managed assets will be invested.

The Fund may become subject to guidelines that are more limiting than its investment restrictions in order to obtain and maintain ratings from nationally recognized rating agencies on the Fund Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's common stockholders or the Fund's ability to achieve its investment objectives. See 'Investment Objectives and Policies' in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

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MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Stockholders. In order to attempt to offset such a negative impact of leverage on Common Stockholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities) or may reduce its indebtedness or extend the maturity of outstanding Fund Preferred Shares or otherwise reduce Borrowings. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing Fund Preferred Shares. As explained above under 'Use of leverage -- Leverage Risks,' the success of any such attempt to limit leverage risk depends on the Investment Manager's and Subadvisor's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Fund Preferred Shares or Fund Preferred Shares that the Fund previously issued but later repurchased or otherwise increase Borrowings.

STRATEGIC TRANSACTIONS

The Fund may use various investment strategies designed to limit the risk of fluctuations in short-term interest rates, currency exchange rates and fixed income securities, and to preserve capital. These strategies include using swaps, forward contracts, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of the Investment Manager or Subadvisor, correlate with the prices of the Fund's investments.

LIMITED ISSUANCE OF FUND PREFERRED SHARES

Under the 1940 Act, the Fund could issue Fund Preferred Shares having a total liquidation preference (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the asset coverage of the Fund. If the total liquidation preference of the Fund Preferred shares was ever more than one-half of the value of the Fund's asset coverage, the Fund would not be able to declare dividends on the Common Shares until the liquidation preference, as a percentage of the Fund's assets, was reduced. The Fund intends to issue Fund Preferred Shares representing about 35% of the Fund's total capital immediately after the time of issuance. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Stockholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep the liquidation preference of the Fund Preferred Shares below one-half of the value of the Fund's asset coverage.

LIMITED BORROWINGS

Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to such Borrowings, asset coverage means the ratio which the value of the assets of the Fund, less liabilities other than borrowings, bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

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Management of the Fund

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, Subadvisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager, the Subadvisor and the Fund's sub-administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under 'Management of the Fund' in the SAI.

INVESTMENT MANAGER

Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Directors of the Fund. Cohen & Steers Capital Management, Inc., a registered investment adviser, was formed in 1986 and as of December 31, 2004 had approximately $18.3 billion of assets under management. Its clients include pension plans, endowment funds, mutual funds and registered investment companies, including the Fund, Cohen & Steers Dividend Majors Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Realty Shares Fund, Inc., Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Utility Fund, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Institutional Realty Shares Fund, Inc. and Cohen & Steers VIF Realty Fund, Inc., which are open-end investment companies. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'

SUBADVISOR

Houlihan Rovers S.A., with offices located at 166 Chaussee de la Hulpe, 1170 Brussels, Belgium, has been retained as the Fund's Subadvisor and is responsible for managing that portion of the Fund's portfolio that is allocated to investments in European and Asian real estate companies. The Subadvisor, a registered investment adviser, was formed in February 2000 and as of December 31, 2004 had $569 million of assets under management. The Investment Manager owns 50% of the capital stock of the Subadvisor.

INVESTMENT MANAGEMENT AGREEMENT

Under its Investment Management Agreement with the Fund, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager will be responsible for the overall management of the Fund's portfolio, including the allocation of the portfolio among the various regions and countries. The Investment Manager is responsible for all investments in preferred securities. The Investment Manager will have specific responsibility for making investment decisions with respect to U.S. and Canadian securities. The Investment Manager also is responsible for the supervision and ongoing monitoring of the Subadvisor and may collaborate with the Subadvisor on certain investments. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as

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MANAGEMENT OF THE FUND
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well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly investment management fee computed at the annual rate of 0.95% of average daily managed assets (i.e., the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings used for leverage). In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its fees and expenses for the first four years of the Fund's operations. The Investment Manager has agreed to waive 0.45% of average daily managed assets (which includes the liquidation preference of any Fund Preferred Shares and the principal amount of Borrowings used for leverage) for the first two years of the Fund's operations, 0.30% of average daily managed assets in year three and 0.15% of average daily managed assets in year four. See 'Summary of Fund expenses.' When the Fund is utilizing leverage, the fees paid to the Investment Manager and Subadvisor for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the net asset value of the Common Shares, the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowings used for leverage. The Fund's investment management fees and other expenses are paid only by the Common Stockholders and not by holders of the Fund Preferred Shares. See 'Use of leverage.'

SUB-ADVISORY AGREEMENT

Under its Sub-advisory Agreement with the Fund, the Subadvisor has specific responsibility for making all portfolio investments with respect to all European and Asian (including Australian) securities, as well as collaborating with the Investment Manager on overall portfolio allocation.

For its services under the Sub-advisory Agreement between the Investment Manager and the Subadvisor, the Investment Manager (not the Fund) pays the Subadvisor a monthly fee at the annual rate of 0.10% of the average daily managed assets of the Fund for the first two years of the Fund's operations; 0.15% of average daily managed assets in year three; 0.20% of average daily managed assets in year four; and 0.25% of average daily managed assets thereafter.

The Fund's portfolio managers are:

    Martin Cohen -- Mr. Cohen is a Director, President and Treasurer of the Fund. He is a founder of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and is currently Co-Chairman and Co-Chief Executive Officer. Mr. Cohen is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

    Robert H. Steers -- Mr. Steers is a Director, Chairman and Secretary of the Fund. He is a founder of Cohen & Steers Capital Management, Inc., the Fund's investment adviser, and is currently Co-Chairman and Co-Chief Executive Officer. Mr. Steers is a 'controlling person' of the Investment Manager on the basis of his ownership of the Investment Manager's stock.

    Joseph M. Harvey -- Mr. Harvey joined Cohen & Steers Capital Management, Inc., the Fund's investment adviser, in 1992 and has been President since 2003.

    James S. Corl -- Mr. Corl joined Cohen & Steers Capital Management, Inc., the Fund's investment adviser, in 1997 and has been a Senior Vice President since 2000.

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MANAGEMENT OF THE FUND
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    William F. Scapell -- Mr. Scapell joined Cohen & Steers Capital Management,
    Inc., the Fund's Investment Manager, as a Senior Vice President in February 2003. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Before joining Merrill Lynch's research department, Mr. Scapell worked in Merrill Lynch Treasury with a focus on balance sheet management. Prior to working for Merrill Lynch, Mr. Scapell was employed at the Federal Reserve Bank of New York in both bank supervision and monetary policy roles. Mr. Scapell is a Chartered Financial Analyst.

    W. Joseph Houlihan -- Mr. Houlihan has been a managing director and Co-CEO of Houlihan Rovers S.A. since February 2000. Prior to that, he was a managing director at Security Capital Group in Brussels, Belgium.

    Gerios J.M. Rovers -- Mr. Rovers has been a managing director and Co-CEO of Houlihan Rovers S.A. since February 2000. Prior to that, he was a vice president at Security Capital Group in Brussels, Belgium.

See 'Compensation of Directors and Certain Officers' and 'Investment Advisory and Other Services' in the SAI for further information about the Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

ADMINISTRATION AND SUB-ADMINISTRATION AGREEMENT

Under its Administration Agreement with the Fund, the Investment Manager will have responsibility for providing administrative services and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.


Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, 0.06% of the Fund's average daily managed assets. Under the Sub-Administration Agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to 0.03% of the first $2.2 billion in assets, 0.02% of the next $2.2 billion and 0.01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to State Street Bank is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares or Borrowings outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee. State Street Bank also serves as the Fund's custodian and The Bank of New York has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See 'Custodian, transfer agent, dividend disbursing agent and registrar.'


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Dividends and distributions

LEVEL RATE DIVIDEND POLICY

Subject to the determination of the Board of Directors to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Stockholders at a level rate based on the projected performance of the Fund, which rate is a fixed dollar amount that may be adjusted from time to time. Distributions can only be made from net investment income after paying accrued dividends on, or redeeming or liquidating, Fund Preferred Shares, if any, and making interest and required principal payments on Borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, or interest payments on Borrowings. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on, or redeems or liquidates, any outstanding Fund Preferred Shares and pays interest and required principal payments on any Borrowings). In addition, at least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income, if any, to stockholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any Fund Preferred Shares, or pay interest or required principal payments on any Borrowings. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 75 days, from the completion of this offering, depending on market conditions. The net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of its distributions will consist of amounts in excess of investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Fund's portfolio investments. Accordingly, a Level Rate Dividend Policy may require certain distributions that may be deemed a return of capital for tax purposes. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. See 'Taxation.'

MANAGED DIVIDEND POLICY

In December 2004, the Investment Manager, on behalf of itself and all of the then existing funds managed by the Investment Manager, filed an exemptive application with the Commission seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Investment Manager, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. Under a Managed Dividend Policy, the Fund would intend to distribute a fixed percentage of net asset value to Common Stockholders. As with the Level Dividend Rate Policy, distributions would be made only after paying dividends on, or if required redeeming or liquidating, Fund Preferred Shares, if any, and making interest and required principal payments on Borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would constitute a return of capital. Accordingly, a Managed Dividend Policy may require certain distributions that may be deemed a return of capital for tax purposes. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. Pursuant to the requirements of the 1940

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DIVIDENDS AND DISTRIBUTIONS
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Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the 'Excess'), such distribution would decrease the Fund's managed assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. There is no guarantee that the Board of Directors will determine to implement a Managed Dividend Policy. The Board of Directors reserves the right to change the dividend policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund has a Dividend Reinvestment Plan (the 'Plan') commonly referred to as an 'opt-out' plan. Each stockholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by The Bank of New York as agent for stockholders pursuant to the Plan (the 'Plan Agent'), unless they elect to receive cash. Stockholders will have their dividends reinvested in additional Common Shares purchased in the open market or issued by the Fund through the Fund's Dividend Reinvestment Plan, unless they elect to have their dividends and other distributions paid in cash. Stockholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may terminate their account under the Plan upon written notice to the Plan Agent. When a participant terminates their account under the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and any fraction of a Common Share will be sold on the open market at the prevailing market price less an estimated $0.10 per Common Share commission. If the transaction fees and commissions exceed the proceeds from the sale of the fractional share, you will receive a transaction advice instead of a check. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less an estimated $0.10 per Common Share and any applicable taxes.

The Plan Agent maintains each Common Stockholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant as soon as practicable but no later than 60 days after such acquisition. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to stockholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record stockholders as representing the total amount registered in the record stockhoder's name and held for the account of beneficial owners who are participants in the Plan. Common Shares may be purchased through any of the underwriters, acting as broker or, after the completion of this offering, acting as dealer.

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The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. A Common Stockholder who directs the Plan Agent to sell shares held in a dividend reinvestment account will pay a $15.00 fee plus $0.10 per share brokerage commission. Purchases and/or sales are usually made through a broker affiliated with The Bank of New York.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See 'Taxation.'

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at 1-800-432-8224.

Closed-end fund structure

The Fund is a newly organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares, the mutual fund will redeem or buy back the shares at 'net asset value.' Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. See 'Principal risks of the Fund -- Risk of Market Price Discount From Net Asset Value.' Because of this possibility and the recognition that any such discount may not be in the best interest of stockholders, the Fund's Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See 'Repurchase of shares.' The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the stockholders of the Fund.

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Possible conversion to open-end fund status

The Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See 'Certain provisions of the Articles of Incorporation and By-Laws' for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

Repurchase of shares

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Stockholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Stockholders may readily ascertain the net asset value. For more information see 'Repurchase of Shares' in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the managed assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. See 'Taxation' for a description of the potential tax consequences of a share repurchase.

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Taxation

The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. This discussion assumes you are a U.S. stockholder and that you hold your shares as a capital asset. No attempt is made to present a detailed explanation of all U.S. Federal, state, local or foreign tax concerns affecting the Fund and its stockholders. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company under Federal income tax law. If the Fund so qualifies and distributes each year to its stockholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay Federal income taxes on any income it distributes to stockholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year (unless an election is made to use the Fund's fiscal year), plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends to make sufficient distributions of its income to satisfy the distribution requirement and prevent application of the excise tax.

Dividends paid to you out of the Fund's current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e. generally dividends paid by certain U.S. corporations and 'qualified foreign corporations') will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both you and the Fund. Dividend income that the Fund receives from REITs will generally not be treated as qualified dividend income. A foreign corporation is a 'qualified foreign corporation' if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A 'qualified foreign corporation' does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

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


TAXATION
--------------------------------------------------------------------------------

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

If you sell or otherwise dispose of your Fund shares, or have shares repurchased by the Fund, you may realize a capital gain or loss which will be long-term or short-term, depending generally on your holding period for the shares.

We may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable if you

* fail to provide us with your correct taxpayer identification number;

* fail to make required certifications; or

* have been notified by the Internal Revenue Service that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Certain dividends and other distributions received from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. In the event that more than 50 percent of the value of the managed assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund will make an election to pass through to its stockholders a credit or deduction for foreign taxes paid by it.

Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

Description of shares

COMMON SHARES

The Fund is authorized to issue 100,000,000 shares of Common Shares, $.001 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are, and those offered hereby when issued, will be, fully paid and nonassessable. Common Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there are no Fund Preferred Shares outstanding, the holders of more than 50% of the Common Shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining Common Shares will not be able to elect any Directors. Whenever Fund Preferred Shares and Borrowings are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See 'Fund Preferred Shares' and 'Borrowings' below. The Fund has been approved to list the Common Shares on the New York Stock Exchange under the symbol 'RWF,' subject to notice of issuance. Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of stockholders in each year. The foregoing description and the descriptions below under 'Fund Preferred Shares,' 'Limited Use of Borrowings' and 'Certain provisions of the Articles of Incorporation and By-Laws' and above under

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


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------
'Possible conversion to open-end fund status' are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Investment Manager has agreed to pay all organizational expenses and offering costs (other than sales load) that exceed $0.04 per Common Share. See 'Use of proceeds.'

As of the date of this prospectus, Cohen & Steers Capital Management, Inc. owned of record and beneficially shares of the Fund's Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

FUND NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value of our Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid) and less the liquidation preference of any outstanding Preferred Shares, by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities principally traded on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price for such securities on such principal market on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Directors believes accurately reflects fair value in accordance with the Fund's pricing policies.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager and Subadvisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities. Other assets are valued at fair value by or pursuant to guidelines approved by the Board of Directors.

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


DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

FUND PREFERRED SHARES

The Fund's Articles of Incorporation authorize the Board of Directors, without approval of the Common Stockholders, to classify any unissued shares of the Fund's common stock into preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors.

The Fund's Board of Directors has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately 35% of the Fund's capital) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, the Fund's receipt of a AAA/Aaa credit rating on the Fund Preferred Shares and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares and use of Borrowings is likely to achieve the benefits to the Common Stockholders described in this prospectus. The Board of Directors has indicated that the preference on distribution, liquidation preference and redemption provisions of the Fund Preferred Shares will likely be as stated below.

LIMITED ISSUANCE OF FUND PREFERRED SHARES

Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation preference of up to one-half of the value of the Fund's managed assets less liabilities other than Borrowings, measured immediately after issuance of the Fund Preferred Shares. 'Liquidation preference' means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation preference of the Fund Preferred Shares is less than one-half of the value of the Fund's assets less liabilities other than Borrowings (determined after deducting the amount of such dividend or distribution) immediately after the distribution. The liquidation preference of any Fund Preferred Shares issued by the Fund is expected to be approximately 35% of the value of the Fund's managed assets less liabilities other than Borrowings. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to such Borrowings, asset coverage means the ratio which the value of the assets of the Fund, less liabilities other than Borrowings, bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

DISTRIBUTION PREFERENCE

The Fund Preferred Shares will have complete priority over the Common Shares.

LIQUIDATION PREFERENCE

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Stockholders.

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                                                                              53

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

VOTING RIGHTS

Fund Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Stockholders as a single class.

Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Stockholders and holders of Fund Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

REDEMPTION, PURCHASE AND SALE OF FUND PREFERRED SHARES

The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See 'Use of leverage.'

The discussion above describes the Board of Directors' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Articles of Incorporation.

LIMITED USE OF BORROWINGS

Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to such Borrowings, asset coverage means the ratio which the value of the assets of the Fund, less liabilities other than borrowings, bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Certain provisions of the Articles of Incorporation and By-Laws

The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of stockholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for

--------------------------------------------------------------------------------
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


CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS
--------------------------------------------------------------------------------
cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the stockholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

    (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

    (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

    (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

    (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

    (v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which stockholder approval is required under Federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund's By-Laws contain

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                                                                              55

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS
--------------------------------------------------------------------------------
provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a stockholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's stockholders generally.

Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

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


--------------------------------------------------------------------------------

Underwriting

The underwriters named below, acting through UBS Securities LLC, 299 Park Avenue, New York, New York, as lead manager, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc., Legg Mason Wood Walker, Incorporated, RBC Capital Markets Corporation, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., KeyBanc Capital Markets, a division of McDonald Investments Inc. and Stifel, Nicolaus & Company, Incorporated, as their representatives (the 'Representatives'), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund, Cohen & Steers Capital Management, Inc. and Houlihan Rovers S.A. (the 'Underwriting Agreement') to purchase from the Fund the number of Common Shares set forth opposite their respective names. The underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                                NUMBER OF
                                                                 COMMON
                                                                 SHARES
UNDERWRITERS                                                     ------
UBS Securities LLC..........................................
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated.....................................
Deutsche Bank Securities Inc................................
Legg Mason Wood Walker, Incorporated........................
RBC Capital Markets Corporation.............................
Advest, Inc.................................................
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc.......................................................
H&R Block Financial Advisors, Inc...........................
Ferris, Baker Watts, Incorporated...........................
J.J.B. Hilliard, W.L. Lyons, Inc............................
KeyBanc Capital Markets, a division of McDonald Investments
  Inc.......................................................
Stifel, Nicolaus & Company, Incorporated....................
                                                               ----------
           Total............................................
                                                               ----------
                                                               ----------

The Fund granted to the underwriters an option, exercisable for 45 days from the
date of the prospectus, to purchase up to an additional     Common Shares to
cover over-allotments, if any, at the initial offering price per Common Share minus the commission described in the following paragraph. The underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the underwriters exercise this option, each of the underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such underwriter's initial commitment.

The Fund has agreed to pay a commission to the underwriters in the amount of up to $0.90 per Common Share (4.5% of the public offering price per Common Share). The Representatives have advised the Fund that the underwriters may pay up to
$    per Common Share from such commission to selected dealers who sell the
Common Shares and that such dealers may reallow a concession of up to $    per
Common Share to certain other dealers who sell Common Shares. Investors must pay
for any Common Shares purchased on or before         , 2005.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, Cohen & Steers Capital Management, Inc., Houlihan Rovers S.A. and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares ($2,000).

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                                                                              57

UNDERWRITING
--------------------------------------------------------------------------------

The Fund, Cohen & Steers Capital Management, Inc. and Houlihan Rovers S.A. have agreed not to offer, sell or register with the Securities and Exchange Commission any equity securities of the Fund, other than issuances of Common Shares and issuances in connection with any offering of Fund Preferred Shares, each as contemplated in this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale of the underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

One or more of the underwriters of the Common Shares may also act as as underwriter of the Fund Preferred Shares.

In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically.

The Investment Manager (and not the Fund) has agreed pursuant to an additional compensation agreement to pay Merrill Lynch, Pierce, Fenner & Smith Incorporated additional compensation payable quarterly from the Investment Manager's own assets at an annual rate of up to 0.15% of the Fund's managed assets less the managed assets attributable to Common Shares sold by UBS Securities LLC in this offering (including a proportionate share of assets acquired by using leverage) (the 'Additional Compensation Agreement'). In consideration for such payments, Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to provide, upon request, certain informational services on an ongoing basis. Such payments will continue to be payable so long as the Investment Management Agreement remains in effect between the Fund and the Investment Manager or any successor in interest or affiliate of the Investment Manager and as and to the extent that the Investment Management Agreement is renewed periodically in accordance with the 1940 Act. The additional compensation payable to Merrill Lynch, Pierce, Fenner &
Smith Incorporated will not exceed   % of the aggregate initial offering price
of the Common Shares offered hereby.

Pursuant to a shareholder servicing agreement (the 'Shareholder Servicing Agreement') between UBS Securities LLC and the Investment Manager, UBS Securities LLC will: (i) at the request of and as specified by the Investment Manager, undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including arranging periodic seminars or conference calls for the Investment Manager to communicate with investors, responding to questions from current or prospective shareholders and specific shareholder contact, where appropriate, provided that services shall not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliates in the ordinary course of their business;
(ii) at the request of and as specified by the Investment Manager, make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund (provided that services shall

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


UNDERWRITING
--------------------------------------------------------------------------------
not include customary market research information provided by UBS Securities LLC or its registered broker-dealer affiliates in the ordinary course of business), if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Investment Manager or the Fund, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and directors of the Fund in connection therewith, which information and reports shall include (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market performance of the Fund and such other companies and
(3) other relevant performance indicators, except as legally required, such information and reports may not be quoted or referred to, orally or in writing, reproduced or disseminated by the Fund or any of its affiliates or any of their agents, without the prior written consent of UBS Securities LLC, which consent will not be unreasonably withheld; and (iv) at the request of the Investment Manager or the Fund, provide information to and consult with the Investment Manager and/or the Board with respect to applicable strategies designed to address market value discounts, which may include share repurchases, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; including providing information concerning the use and impact of the above strategic alternatives by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, the Investment Manager will pay UBS Securities LLC a fee computed daily and payable quarterly equal, on an annual basis, to 0.10% of the Fund's managed assets. The total of all of the payments payable to UBS Securities LLC
under the Shareholder Servicing Agreement will not exceed   % of the aggregate
initial offering price of the Common Shares offered hereby. Under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is relieved from liability to the Investment Manager or the Fund for any act or omission to act in the course of its performances under the Shareholder Servicing Agreement in the absence of bad faith, gross negligence or willful misconduct. The Shareholder Servicing Agreement will continue so long as the Investment Management Agreement remains in effect between the Fund and the Investment Manager or any successor in interest or affiliate of the Investment Manager as and to the extent that the Investment Management Agreement is renewed periodically in accordance with the 1940 Act.

Additional compensation received by Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to the Additional Compensation Agreement and compensation received by UBS Securities LLC pursuant to the Shareholder Servicing Agreement will not exceed 4.5% of the aggregate initial offering price of the Common Shares offered hereby, and the total of all forms of compensation received by the underwriters will not exceed 9.0% of the aggregate initial offering price of the Common Shares offered hereby.

Custodian, transfer agent, dividend disbursing agent and registrar

State Street Bank and Trust Company, whose principal business address is 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments, and The Bank of New York, whose principal business address is 101 Barclay Street, Floor 11 East, New York, NY 10286 have been retained to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither State Street Bank nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

Reports to stockholders

The Fund will send unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

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                                                                              59

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Validity of the Common Shares

The validity of the Common Shares offered hereby is being passed on for the Fund by Simpson Thacher & Bartlett LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Venable LLP will opine on certain matters pertaining to Maryland law. Simpson Thacher & Bartlett LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

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 60

--------------------------------------------------------------------------------

Table of contents for the Statement of Additional Information

Investment Objectives and Policies..........................    3

Investment Restrictions.....................................   13

Management of the Fund......................................   14

Compensation of Directors and Certain Officers..............   22

Investment Advisory and Other Services......................   24

Portfolio Transactions and Brokerage........................   33

Determination of Net Asset Value............................   34

Repurchase of Shares........................................   34

Taxation....................................................   36

Performance Information.....................................   42

Counsel and Independent Registered Public Accounting Firm...   43

Statement of Assets and Liabilities.........................   44

Ratings of Investments (Appendix A).........................  A-1

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

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                                 [COHEN & STEERS
                     WORLDWIDE REALTY INCOME FUND, INC. LOGO]

                  SUBJECT TO COMPLETION, DATED MARCH 10, 2005


THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND
    MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS
STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND
               IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES
             IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                 [COHEN & STEERS
                     WORLDWIDE REALTY INCOME FUND, INC. LOGO]


                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (800) 437-9912
--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ
  IN CONJUNCTION WITH THE PROSPECTUS OF COHEN & STEERS WORLDWIDE REALTY INCOME
   FUND, INC., DATED           , 2005, AS SUPPLEMENTED FROM TIME TO TIME (THE
   'PROSPECTUS'). THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF
ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING
              OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................    3
Investment Restrictions.....................................   13
Management of the Fund......................................   14
Compensation of Directors and Certain Officers..............   22
Investment Advisory and Other Services......................   24
Portfolio Transactions and Brokerage........................   33
Determination of Net Asset Value............................   34
Repurchase of Shares........................................   34
Taxation....................................................   36
Performance Information.....................................   42
Counsel and Independent Registered Public Accounting Firm...   43
Statement of Assets and Liabilities.........................   44
Ratings of Investments (Appendix A).........................  A-1

                      STATEMENT OF ADDITIONAL INFORMATION

    Cohen & Steers Worldwide Realty Income Fund, Inc. (the 'Fund') is a newly organized, non-diversified, closed-end management investment company organized as a Maryland corporation on June 16, 2004. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

    The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

INVESTMENTS IN REAL ESTATE COMPANIES

    Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of income-producing global real estate equity securities ('Real Estate Equity Securities'). It is the Fund's current intention to initially allocate approximately 70% of the Fund's managed assets to common stocks issued by real estate companies (75% of which will be companies located in Asia, Europe and Canada and 25% of which will be U.S. companies) and 30% of the Fund's managed assets to preferred and other fixed income securities of U.S. and non-U.S. companies. Real Estate Equity Securities include common stocks, preferred stocks and other equity securities issued by global real estate companies, such as real estate investment trusts ('REITs').

    Real Estate Companies. For purposes of our investment policies, a real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or has at least 50% of its assets in such real estate.

    Real Estate Investment Trusts. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value subject to certain limitations under the Code. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs will consist of securities issued by Equity REITs.

    Non-U.S. Real Estate Companies. The Fund will invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

    Throughout the decades, a number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from 'flow through' tax treatment. According to the European Public Real Estate Association ('EPRA'), EPRA Global REIT Survey, September 2004, the following countries have
existing REIT-like structures: the Netherlands (since     ), Australia (since
    ), Canada (since     ), Belgium (since     ), Japan (since     ), South
Korea (since     ), Singapore (since     ), France (since     ) and Hong Kong
(since     ). The REIT
regimes and REIT-like structures are not likely to become uniform within Europe, Asia-Pacific or North America. However, European capital markets are gradually being harmonized. The Investment Manager and Subadviser each expect that the growing worldwide acceptance of REIT-like regimes will drive the securitization of real estate companies around the globe and potentially increase dividend payouts. In addition, Finland, Germany, Italy, Spain and the United Kingdom are considering REIT-like structures.

PREFERRED SECURITIES

    The Fund may invest in preferred securities issued by real estate companies, including REITS, and other types of companies. The taxable preferred securities in which the Fund intends to invest do not qualify for the dividends received deduction (the 'DRD') under Section 243 of the Internal Revenue Code of 1986, as amended (the 'Code') and are not expected to provide significant benefits under the rules relating to 'qualified dividend income.' The DRD generally allows corporations to deduct from their income 70% of dividends received. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Accordingly, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

    There are two basic types of preferred securities: traditional preferred securities and hybrid-preferred securities. When used in this SAI and the related prospectus, taxable preferred securities refer generally to hybrid-preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as REIT preferred securities.

    Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a 'preference' over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities, real estate and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

    Hybrid-Preferred Securities. The hybrid-preferred securities market is divided into the '$25 par' and the 'institutional' segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange, trade and are quoted 'flat,' (i.e., without accrued dividend income), and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade and are quoted on an 'accrued income' basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

    Hybrid-preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

    Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS'r' and PINES'r' are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

    See 'Investment Objectives and Policies -- Portfolio
Composition -- Hybrid-Preferred Securities' in the Fund's prospectus for a general description of hybrid-preferred securities.

SHORT-TERM FIXED INCOME SECURITIES

    For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund's investment objectives, the Fund may invest up to 100% of its managed assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

    (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

    (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

    (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager and Subadvisor monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager and Subadvisor do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time.

    The Investment Manager and Subadvisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager or Subadvisor, as applicable, and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

LOWER RATED SECURITIES

    The Fund may invest up to 30% of its managed assets (measured at the time of purchase) in securities rated below investment grade, such as those rated below Baa or BBB by Moody's and S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager or Subadvisor, as applicable, to be below investment grade. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

    The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

    Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

    The ratings of rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager and Subadvisor also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund's ability to achieve its investment objectives will be more dependent on the Fund's credit analysis than would be the case when the Fund invests in rated securities.

STRATEGIC TRANSACTIONS

    Consistent with its investment objectives and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts and may enter into various interest rate transactions (collectively, 'Strategic Transactions'). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager's and Subadvisor's ability to predict pertinent market movements, which cannot be assured.

    Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Fund Preferred Share dividend rates or increases in the Fund's cost of borrowing. For a more complete discussion of interest rate transactions, see 'Interest Rate Transactions.'

    Currency Transactions. The Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. These Strategic Transactions are designed to hedge the Fund's non-U.S. portfolio holdings against risk of loss due to changes in currency exchange rates. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and the Investment Manager or Subadvisor believes that that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when the Investment Manager or Subadvisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

    The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

    The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Investment Manager or Subadvisor anticipates that there will be a correlation between the two currencies.

    The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

    Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See 'Taxation.'

    Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery ('future contracts') of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund will engage in such transactions only for bona fide hedging or non-hedging purposes in accordance with Commodity Futures Trading Commission ('CFTC') regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase.

    Although the Fund does not intend to engage in non-hedging transactions, in accordance with CFTC regulations, the Fund is permitted to engage in non-hedging transactions, provided that:

        (i) its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts does not exceed 5% of the liquidation preference of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

        (ii) the aggregate 'notional value' (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, it does not exceed the liquidation preference of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

    Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

    Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options ('calls') on securities, futures contracts and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be 'covered' as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

    Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options ('puts') on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

    The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund's portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager and Subadvisor; and
(iv) the obligation to meet additional variation margin or other payment requirements.

    Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See 'Taxation.'

OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager and Subadvisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the prospectus in the sections entitled 'Use of leverage' and 'Use of leverage -- Leverage Risks,' the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager and Subadvisor.

RESTRICTED AND ILLIQUID SECURITIES

    When purchasing securities that have not been registered under the Securities Act, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

    The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act ('Rule 144A Securities'). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board of Directors. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board of Directors has directed the Investment Manager and Subadvisor to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

    The Fund may purchase securities on a 'when-issued' basis and may purchase or sell securities on a 'forward commitment' basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

    Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CASH RESERVES

    The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

    Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, certificates of deposit, bankers' acceptances issued by domestic banks having managed assets in excess of one billion dollars, and money market mutual funds.

    In entering into a repurchase agreement for the Fund, the Investment Manager and Subadvisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

INTEREST RATE TRANSACTIONS

    In order to seek to reduce the interest rate risk inherent in our underlying investments and capital structure, we may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. We may use an interest rate cap, which would require us to pay a premium to the cap counterparty and would entitle us, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. We would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's Common Shares as a result of leverage.

    The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the overall performance on the Fund's Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the performance of the Fund's Common Shares. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the performance of the Fund's Common Shares. Buying interest rate caps could enhance the performance of the Fund's Common Shares by providing a ceiling on leverage expenses. Buying interest rate caps could also decrease the net income of the Fund's Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

    Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counter-party defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Fund Preferred Shares or rate of interest on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the performance of the Fund's Common Shares. Although this will not guarantee that the counter-party does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that the Investment Manager and Subadvisor believe does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Manager and Subadvisor will continually monitor the financial stability of a counter-party to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares. The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

    The Fund may choose or be required to redeem some or all of the Fund Preferred Shares or prepay the Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                            INVESTMENT RESTRICTIONS

    The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

    The Fund may not:

         1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its managed assets for temporary purposes;

         2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

         3. Purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

         4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, forward contracts and options thereon, and currency options and such similar instruments;

         5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of managed assets), through the use of repurchase agreements, and by the purchase of debt securities;

         6. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the real estate industry, in which at least 25% of the Fund's managed assets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

         7. Purchase securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 30% of the Fund's managed assets would then be invested in such securities;

         8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

         9. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

        10. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

    The investment restrictions numbered 1 through 6 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a 'majority of the outstanding' Common Shares and the Fund Preferred Shares voting together as a single class, and of the holders of a 'majority of the outstanding' Fund Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a 'majority of the outstanding' shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 through 11 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

    Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance the value of the Fund's assets is at least 200% of the liquidation preference of the outstanding preferred shares (i.e., such liquidation preference may not exceed 50% of the Fund's assets less liabilities other than borrowing). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's assets less liabilities other than borrowing is at least 200% of such liquidation preference. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by Common Stockholders and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred stockholders would be entitled to elect a majority of the Directors of the Fund.

    Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's assets less liabilities other than the borrowing is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's assets, less liabilities other than the borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the board of directors.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, Subadvisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Investment Manager, the Subadvisor, and the Fund's administrator, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors. As of February 22, 2005, the Directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

    Basic information about the identity and experience of each Director and officer is set forth in the charts below. Each such Director and officer is also a director or officer of Cohen & Steers Dividend Majors Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies advised by the Investment Manager, and Cohen & Steers Realty Shares Fund, Inc., Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Utility Fund, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Institutional Realty Shares Fund, Inc. and Cohen & Steers VIF Realty Fund, Inc., which are open-end investment companies advised by the Investment Manager. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol 'CNS.'

    The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund complex, and other directorships held by the Director are set forth below.

                                                                                   NUMBER OF
                                                                                  FUNDS WITHIN
                                                                                      FUND
                                                            PRINCIPAL OCCUPATION    COMPLEX
                                                                DURING PAST       OVERSEEN BY
                                                                  5 YEARS           DIRECTOR
                             POSITION HELD       TERM OF      (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)    THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------    ---------    -----------
INTERESTED DIRECTORS
Robert H. Steers ........  Director, Chairman  Until Next   Co-Chairman and           14        Since
757 Third Avenue            of the Board and   Election of  Co-Chief Executive                  Inception
New York, New York             Secretary       Directors    Officer of Cohen &
Age: 52                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.
Martin Cohen ............      Director,       Until Next   Co-Chairman and           14        Since
757 Third Avenue             President and     Election of  Co-Chief Executive                  Inception
New York, New York             Treasurer       Directors    Officer of Cohen &
Age: 56                                                     Steers Capital
                                                            Management, Inc.,
                                                            the Fund's
                                                            Investment Manager.
DISINTERESTED DIRECTORS
Bonnie Cohen* ...........       Director       Until Next   Consultant. Prior         14        Since
1824 Phelps Place, N.W.                        Election of  thereto,                            Inception
Washington, D.C.                               Directors    Undersecretary
Age: 62                                                     of State, United
                                                            States Department of
                                                            State. Director of
                                                            Wellsford Real
                                                            Properties, Inc.
George Grossman .........       Director       Until Next   Attorney-at-law.          14        Since
17 Elm Place                                   Election of                                      Inception
Rye, New York                                  Directors
Age: 51

                                                  (table continued on next page)

(table continued from previous page)


                                                                                   NUMBER OF
                                                                                  FUNDS WITHIN
                                                                                      FUND
                                                            PRINCIPAL OCCUPATION    COMPLEX
                                                                DURING PAST       OVERSEEN BY
                                                                  5 YEARS           DIRECTOR
                             POSITION HELD       TERM OF      (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)    THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------    ---------    -----------
Richard E. Kroon ........       Director       Until Next   Board member of           14        Since
328 Newman Springs Rd.                         Election of  Finlay Enterprises,                 Inception
Red Bank, New Jersey                           Directors    Inc. (fine jewelry
Age: 62                                                     retailer) and
                                                            several private
                                                            companies; member of
                                                            Investment
                                                            Subcommittee,
                                                            Monmouth University;
                                                            retired Chairman and
                                                            Managing Partner of
                                                            the Sprout Group
                                                            venture capital
                                                            funds, then an
                                                            affiliate of
                                                            Donaldson, Lufkin &
                                                            Jenrette Securities
                                                            Corporation; and
                                                            former Chairman of
                                                            the National Venture
                                                            Capital Association.
Richard J. Norman .......       Director       Until Next   Private Investor.         14        Since
7520 Hackamore Drive                           Election of  Prior thereto,                      Inception
Potomac, Maryland                              Directors    Investment
Age: 61                                                     Representative of
                                                            Morgan Stanley Dean
                                                            Witter.
Frank K. Ross ...........       Director       Until Next   Professor of              14        Since
10130 Darmuid Green Drive                      Election of  Accounting, Howard                  Inception
Potomac, Maryland                              Directors    University; Board
Age: 61                                                     member of NCRIC
                                                            Group, Inc.
                                                            (insurance) and
                                                            Pepco Holdings, Inc.
                                                            (electric utility).
                                                            Formerly,
                                                            Midatlantic Area
                                                            Managing Partner for
                                                            Audit and Risk
                                                            Advisory Services at
                                                            KPMG LLP and
                                                            Managing Partner of
                                                            its Washington, DC
                                                            office.


                                                  (table continued on next page)

(table continued from previous page)

                                                                                   NUMBER OF
                                                                                  FUNDS WITHIN
                                                                                      FUND
                                                            PRINCIPAL OCCUPATION    COMPLEX
                                                                DURING PAST       OVERSEEN BY
                                                                  5 YEARS           DIRECTOR
                             POSITION HELD       TERM OF      (INCLUDING OTHER     (INCLUDING    LENGTH OF
  NAME, ADDRESS AND AGE        WITH FUND         OFFICE     DIRECTORSHIPS HELD)    THE FUND)    TIME SERVED
  ---------------------        ---------         ------     -------------------    ---------    -----------
Willard H. Smith                Director       Until Next   Board member of           14        Since
Jr.'D' ..................                      Election of  Essex Property Trust                Inception
7231 Encelia Drive                             Directors    Inc., Highwoods
La Jolla, California                                        Properties, Inc.,
Age: 68                                                     Realty Income
                                                            Corporation and
                                                            Crest Net Lease,
                                                            Inc. Managing
                                                            Director at Merrill
                                                            Lynch & Co., Equity
                                                            Capital Markets
                                                            Division from 1983
                                                            to 1995.
C. Edward Ward, Jr. .....       Director       Until Next   Member of the Board       14        Since
788 Columbus Avenue,                           Election of  of Trustees of                      Inception
Apt. 7G                                        Directors    Manhattan College,
New York, New York                                          Riverdale, New York.
Age: 58                                                     Formerly head of
                                                            closed-end fund
                                                            listings for the New
                                                            York Stock Exchange.

---------
 * Martin Cohen & Bonnie Cohen are unrelated.
** Messrs. Cohen and Steers are 'interested persons' as defined in the 1940 Act because of their positions with the Investment Manager.
 'D' Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of this offering of the Common Shares. After the completion of this offering, he will be a non-interested Director.

    The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below (except for Messrs. Cohen and Steers, whose information is provided above).

                                    POSITION(S)
                                     HELD WITH
    NAME, ADDRESS AND AGE              FUND          PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
------------------------------  -------------------  -------------------------------------------
Joseph M. Harvey .............  Vice President       President of Cohen & Steers Capital
757 Third Avenue                                     Management, Inc. the Fund's Investment
New York, New York                                   Manager since 2003. Prior thereto, Senior
Age: 41                                              Vice President and Director of Investment
                                                     Research of the Fund's Investment Manager.

James S. Corl ................  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since 2000, prior to
Age: 38                                              that Vice President.

William F. Scapell ...........  Vice President       Senior Vice President of Cohen & Steers
757 Third Avenue                                     Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since February 2003.
Age: 38                                              Prior thereto, he was the chief strategist
                                                     for preferred securities at Merrill Lynch &
                                                     Co.

Adam M. Derechin .............  Vice President and   Chief Operating Officer of Cohen & Steers
757 Third Avenue                Assistant Treasurer  Capital Management, Inc., the Fund's
New York, New York                                   Investment Manager, since August, 2003.
Age: 40                                              Prior thereto, he was Senior Vice President
                                                     of the Fund's Investment Manager since
                                                     1998.

Lawrence B. Stoller ..........  Assistant Secretary  Senior Vice President and General Counsel
757 Third Avenue                                     of Cohen & Steers Capital Management, Inc.,
New York, New York                                   the Fund's Investment Manager, since 1999.
Age: 41                                              Prior to that, Associate General Counsel,
                                                     Neuberger Berman Management, Inc. (money
                                                     manager); and Assistant General Counsel,
                                                     The Dreyfus Corporation (money manager).

John E. McLean ...............  Chief Compliance     Vice President and Associate General
757 Third Avenue                Officer              Counsel of Cohen & Steers Capital
New York, NY                                         Management since September 2003. Prior to
Age: 34                                              that, Vice President, Law & Regulation,
                                                     J. & W. Seligman & Co. Incorporated (money
                                                     manager); and Associate, Battle Fowler LLP
                                                     (law firm).

    The following table provides information concerning the dollar range of the Fund's equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Fund Complex.

                                                                                    AGGREGATE DOLLAR
                                                                                    RANGE OF EQUITY
                                                                                   SECURITIES IN THE
                                                              DOLLAR RANGE OF        COHEN & STEERS
                                                            EQUITY SECURITIES IN          FUND
                                                               THE FUND AS OF        COMPLEX AS OF
                                                              JANUARY 31, 2005      JANUARY 31, 2005
                                                              ----------------      ----------------
Robert H. Steers..........................................          --               over $100,000
Martin Cohen..............................................          --               over $100,000
Bonnie Cohen..............................................          --               over $100,000
George Grossman...........................................          --               over $100,000
Richard E. Kroon..........................................          --                    --
Richard Norman............................................          --               over $100,000
Frank K. Ross.............................................          --               over $100,000
Willard H. Smith Jr.......................................          --               over $100,000
C. Edward Ward, Jr........................................          --                    --

    Conflicts of Interest. No Director who is not an 'interested person' of the Fund as defined in the 1940 Act, and no immediate family members, owns any securities issued by the Investment Manager or Subadvisor, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by or under common control with the Investment Manager or Subadvisor.

BOARD'S ROLE IN FUND GOVERNANCE

    Committees. The Fund's Board of Directors has four standing committees of the Board, the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed of all of the Directors who are not 'interested persons' of the Fund, as defined in the 1940 Act. The members of each committee are Ms. Cohen and Messrs. Grossman, Kroon, Norman, Ross, Smith and Ward.

    The main function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund's independent registered public accounting firm, and the performance of the Fund's internal control systems and independent registered public accounting firm.

    The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds' stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund's Secretary.

    The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board.

    The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of independent directors for service on the Board and any Board committee.

    Approval of Investment Management Agreement and Sub-advisory Agreement. The Board of Directors of the Fund, including a majority of the Directors who are not parties to the Fund's Investment Management Agreement, or interested persons of any such party ('Independent

Directors'), has the responsibility under the 1940 Act to approve the Fund's proposed Investment Management Agreement and Sub-advisory Agreement for their initial two year terms and their continuation annually thereafter at meetings of the Board called for the purpose of voting on the approvals or continuations. The Investment Management Agreement and Sub-advisory Agreement for the Fund were each discussed at a meeting held on February 17, 2005 and were each unanimously approved for an initial two-year term by the Fund's Board, including the
Independent Directors, at a meeting held on March   , 2005.

    In considering whether to approve the Fund's Investment Management Agreement, the Board reviewed the materials provided by the Investment Manager and Fund counsel, which included, among other things, fee and expense information and performance comparisons of funds with profiles similar to those of the Fund, prepared by the Investment Manager, information regarding the past performance of funds managed by the Investment Manager and memoranda outlining the legal duties of the Board. The Board also met with investment advisory personnel from the Investment Manager. In considering whether to approve the Fund's Sub-advisory Agreement, the Board reviewed materials provided by the Investment Manager and the Subadvisor regarding the experience and performance track record of the Subadvisor, met with a principal of the Subadvisor and discussed with the Investment Manager and Chief Compliance Officer of the Fund the rationale for the Investment Manager's agreement to acquire a 50% interest in the Subadvisor. The Board considered factors relating to both the selection of the investment advisers and the approval of the advisory fee when reviewing the Investment Management Agreement and the Sub-advisory Agreement. In particular, the Board considered the following:

    (i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisor: The Directors reviewed the services that the Investment Manager would provide to the Fund, including, but not limited to, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Manager and the Subadvisor would dedicate to the Fund and the type of transactions that would be done on behalf of the Fund. The Directors then considered the allocation of responsibilities between the Investment Manager and the Subadvisor, noting that the Investment Manager would oversee the entire operations of the Fund, including the supervision of the Subadvisor. The Investment Manager would have responsibility for all investments in preferred securities. In addition, the Investment Manager would have direct portfolio management responsibility for investments in the United States and Canada while the Subadvisor would have direct responsibility for investments in Europe and Asia (including Australia), as well as collaborating with the Investment Manager on overall portfolio allocation. The Directors noted that the Investment Manager also would have responsibility for the overall regional and country allocation of the Fund's portfolio. Additionally, the Directors considered the services provided by the Investment Manager to its other closed-end investment companies that invest substantially in real estate securities, including Cohen & Steers REIT and Utility Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc. The Directors also considered the services provided by other investment advisers to real estate funds.

    The Board determined that the services proposed for the Fund by the Subadvisor would be similar to those being provided to other funds and accounts by the Subadvisor. The Board noted that the services proposed for the Fund by the Investment Manager and the Subadvisor would be in certain respects different and distinct from the Investment Manager's existing funds, but determined that the Subadvisor's experience in the non-U.S. real estate securities markets coupled with the Investment Manager's experience in the general securities market and U.S. real estate securities markets would provide the background and expertise to further the Fund's objectives. They also took into consideration the favorable history, reputation and background of the Investment Manager's portfolio managers for the Fund, finding that these would likely have an impact on the success of the Fund. Additionally, they noted the long-term relationship of the portfolio managers for the Subadvisor and their long-term experience in managing real estate securities. Lastly, the Directors noted the Investment Manager's ability to attract quality and experienced personnel and its continuing effort to expand its capabilities. The Directors concluded that the proposed services of the Investment Manager and Subadvisor to the Fund compared favorably to services provided by the Investment Manager and the Subadvisor for other funds and accounts in both nature and quality. The Directors concluded that the scope of services provided by the Investment Manager and the Subadvisor would be consistent with other subadvised funds and would be suitable for the Fund.

    (ii) Investment performance of the Fund and the Investment Manager and
Subadvisor: Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Directors reviewed the Investment Manager's performance for its other closed-end real estate funds. In particular, the Directors noted that the Investment Manager managed several real estate funds most of which were outperforming the indices and their competitors. The Directors recognized that past performance is not an indicator of future performance, but found that the Investment Manager had the necessary expertise in managing real estate securities to manage the Fund. The Directors determined that the Investment Manager would be an appropriate investment adviser for the Fund.

    The Directors reviewed the Subadvisor's performance for its Houlihan Rovers 2020 portfolio, noting that the portfolio had outperformed the S&P Citigroup BMI World Property Index (as of October 31, 2004) since the portfolio's inception in April 2003. The Directors also reviewed the comparable performance of the Houlihan Rovers Europe Composite -- I Shares against the GPR250 Europe (UK restricted) Real Estate Securities Index (as of October 31, 2004) since the Composite's inception in February 2001. The Directors also noted the experience of Messrs. Houlihan and Rover in the global real estate securities market. The Directors determined that the Subadvisor would be an appropriate investment adviser for the Fund.

    (iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Directors considered the anticipated cost of the services provided by the Investment Manager. Under the Investment Management Agreement, the Fund would pay the Investment Manager a monthly management fee computed at the annual rate of 0.95% of the average daily managed assets of the Fund. The Directors noted that under the Sub-advisory Agreement, the Investment Manager would pay the Subadvisor a monthly management fee computed at the annual rate of 0.10% of the average daily managed assets of the Fund for the first two years of the Fund's operations, 0.15% during the third year of operations, 0.20% during the fourth year of operations and 0.25% thereafter. As part of their analysis, the Directors considered fee and expense estimates compiled by the Investment Manager. The Directors also considered the fact that the Investment Manager has agreed to waive 0.45% of its investment management fees during the Fund's first two years of operations significantly reducing the Fund's total expense ratio, and to waive 0.30% in third year of operation and 0.15% in year four.

    In reviewing the proposed investment management fee, the Directors considered the management fees of closed-end funds that invest globally (including the one other closed-end global real estate fund), closed-end real estate funds that generally invest in U.S. real estate securities and open-end, global real estate funds that currently exist in the market. In light of the fact that there is only one other closed-end global real estate fund, the Directors in particular considered the fees of global closed-end funds, noting that the Fund's proposed investment management fee and total expense ratio is in line with the respective averages of those funds. The Directors also noted the portion of the advisory fee proposed to be paid by the Investment Manager to the Subadvisor corresponded with the percentage of the portfolio the Subadvisor would directly manage and appeared to be consistent with the Subadvisor's overall duties with respect to the Fund. The Directors also considered the fact that the Investment Manager will waive 0.45% of its fee during the first two years of operations, resulting in a net investment management fee and net total expense ratio that compare very favorably during the initial term of the proposed investment management agreement. The Directors did not consider the profitability of the Fund, since the Fund is newly formed with no operating history.

    (iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Directors noted that the Investment Manager did not currently expect this Fund to grow to a size that would allow the Fund to experience significant economies of scale and, therefore, noted that the fee levels do not reflect any such economies of scale.

    (v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Directors compared both the services to be rendered and the fees to be paid under the Investment Management Agreement to other contracts of the Investment Manager and to contracts of other investment advisers to registered investment companies investing in real estate securities. The Directors also considered fees charged by the Investment Manager to institutional and other clients. The Directors also compared the services to be rendered by the Subadvisor and the fees to be paid under the Sub-advisory Agreement to other contracts of the Subadvisor.

    The Directors then took into consideration other benefits to be derived by the Investment Manager and the Subadvisor in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager and the Subadvisor would be eligible to receive by allocating the Fund's brokerage transactions. The Directors also noted the administrative services provided under the Administration Agreement by the Investment Manager for the Fund such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board to serve as officers of the Fund, noting that these services were beneficial to the Fund. The Directors noted that the administrative work for a global fund is expected to be at least equivalent to the administrative work required of a fund that invests significantly in preferred securities.

    No single factor was determinative to the decision of the Board. Rather, after weighing all of the reasons discussed above, the Board, including the Independent Directors, unanimously approved the Investment Management Agreement and the Sub-Advisory Agreement.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

    The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the fiscal year ending December 31, 2005 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2004. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $4,500, and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In the column headed 'Total Compensation from Fund Complex Paid to Directors,' the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the nine other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                                  TOTAL
                                                                              COMPENSATION
                                                               AGGREGATE        FROM FUND
                                                              COMPENSATION   COMPLEX PAID TO
         NAME OF PERSON, POSITION OF FUND DIRECTORS            FROM FUND        DIRECTORS
         ------------------------------------------            ---------        ---------
Bonnie Cohen,* Director.....................................  $     6,500        $85,625
Martin Cohen,** Director and President......................  $         0        $     0
George Grossman,* Director..................................  $     6,500        $85,625
Richard E. Kroon,* Director.................................  $     6,500        $25,500
Richard J. Norman,* Director................................  $     6,500        $85,625
Frank K. Ross,* Director....................................  $     6,500        $71,000
Willard H. Smith, Jr.,*# Director...........................  $     6,500        $85,625
Robert H. Steers,** Director and Chairman...................  $         0        $     0
C. Edward Ward, Jr.,* Director..............................  $     6,500        $25,500

---------

 * Member of the Audit Committee, Nominating Committee, Governance Committee and Contract Review Committee.

** 'Interested person,' as defined in the 1940 Act, of the Fund because of affiliation with Cohen & Steers Capital Management, Inc., the Fund's Investment Manager.

 # Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an 'interested person' of the Fund as defined in the 1940 Act until after completion of the offering of the common stock and any subsequent offering of preferred shares. After the completion of the offerings, he will be a non-interested Director, and will become a member of the Audit Committee, Nominating Committee, Governance Committee and Contract Review Committee at such time.

PRINCIPAL STOCKHOLDERS

    To the knowledge of the Fund, as of February 22, 2005, no current director of the Fund owned 1% or more of the outstanding Common Shares, and the officers and directors of the Fund owned, as a group, less than 1% of the Common Shares.

    As of February 22, 2005, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

    Cohen & Steers Capital Management, Inc., with offices located at 757 Third Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and mutual funds, including Cohen & Steers Dividend Majors Fund, Inc., Cohen & Steers Select Utility Fund, Inc., Cohen & Steers REIT and Utility Income Fund, Inc., Cohen & Steers REIT and Preferred Income Fund, Inc., Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Quality Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc. and Cohen & Steers Total Return Realty Fund, Inc., which are closed-end investment companies, and Cohen & Steers Realty Shares Fund, Inc., Cohen & Steers Realty Income Fund, Inc., Cohen & Steers Utility Fund, Inc., Cohen & Steers Realty Focus Fund, Inc., Cohen & Steers Institutional Realty Shares Fund, Inc. and Cohen & Steers VIF Realty Fund, Inc., which are open-end investment companies. Mr. Cohen and Mr. Steers are 'controlling persons' of the Investment Manager on the basis of their ownership of the Investment Manager's stock.

    Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

    The Investment Manager will be responsible for the overall management of the Fund's portfolio, including the allocation of the portfolio among the various regions and countries. The Investment Manager is responsible for all investments in preferred securities. The Investment Manager will have specific responsibility for making investment decisions with respect to U.S. and Canadian securities. The Investment Manager also is responsible for the supervision and ongoing monitoring of the Subadvisor and may collaborate with the Subadvisor on certain investments.

    Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.95% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on any Preferred Shares, plus the principal amount on any borrowings) of the Fund. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of 0.45% of average daily total managed assets for the first two years of the Fund's operations (through March 31, 2007), and in declining amounts for each of the two years thereafter (through March 31, 2009).

    The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the sub-administrator, the transfer agent and the custodian. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. These services are provided at no additional cost to the Fund. The Fund does not pay any additional amounts for services performed by officers of the Investment Manager or its affiliates.

THE SUBADVISOR

    Houlihan Rovers S.A., with offices located at 166 Chaussee de la Hulpe, 170 Brussels, Belgium, is the Subadvisor to the Fund. The Subadvisor, a registered investment adviser, was formed in February 2000 and as of December 31, 2004 had $569 million of assets under management. The Investment Manager owns 50% of the capital stock of the Subadvisor.

    Pursuant to the Sub-advisory Agreement, the Subadvisor has specific responsibility for making all portfolio investments with respect to European and Asian securities (including Australian securities), as well as collaborating with the Investment Manager on overall portfolio allocation.

    For its services under the Sub-advisory Agreement between the Investment Manager and the Subadvisor, the Investment Manager (not the Fund) pays the Subadvisor a monthly fee at the annual rate of 0.10% of the average daily managed assets of the Fund for the first two years of the Fund's operations; 0.15% of average daily managed assets in year three; 0.20% of average daily managed assets in year four; and 0.25% of average daily managed assets thereafter. The Investment Manager owns 50% of the capital stock of the Subadvisor.

ADMINISTRATIVE SERVICES

    Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including
(i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund's officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund's registration statement, including prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund's stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Company, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund's average daily managed assets.

    In accordance with the terms of the Administration Agreement and with the approval of the Fund's Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, stockholders reports, and Securities and Exchange Commission filings; and (iv) responding to stockholder inquiries.


    Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets in the Fund at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers fund complex to State Street Bank is computed by calculating the effective rate for all the funds and multiplying the monthly average net assets of each respective fund in the complex by that effective rate. For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation preference of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee.


    The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, and The Bank of New York, as custodian and transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank, which has its principal business office at 225 Franklin Street, Boston, MA 02110, has been retained to act as custodian of the Fund's investments. The Bank of New York, which has its principal business office at 101 Barclay Street, Floor 11 East, New York, NY 10286, has been retained as the Fund's transfer agent, dividend disbursing agent and registrar. Neither State Street nor The Bank of New York has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

    The Fund, the Investment Manager and the Subadvisor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of the Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Fund's Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. The code of ethics of the Subadvisor, among other things, prohibits investment by employees in European real estate securities and requires employees to obtain prior approval for personal securities transactions, with limited exceptions (e.g. commercial paper, CDs). These codes of ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-942-8090), is available on the EDGAR Database on the Securities and Exchange Commission's web site at http:\\www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Securities and Exchange Commission at Public Reference Section, Washington, D.C. 20549-0102.

PRIVACY POLICY

    The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

    The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

PROXY VOTING

    The Fund's Board of Directors has delegated the responsibility for voting proxies on behalf of the Fund to both the Investment Manager and the Subadvisor, and has determined that the Investment Manager and the Subadvisor will each vote proxies with respect to those portfolio companies for which they have investment responsibility. The following is a summary of the proxy voting policies and procedures for the Investment Manager and Subadvisor.

    Voting rights are an important component of corporate governance. The Investment Manager and Subadvisor have three overall objectives in exercising voting rights:

        A. Responsibility. The Investment Manager and Subadvisor shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

        B. Rationalizing Management and Stockholder Concerns. The Investment Manager and Subadvisor seek to ensure that the interests of a company's management and board are aligned with those of the company's stockholders. In this respect, compensation must be structured to reward the creation of stockholder value.

        C. Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager and Subadvisor seek to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

    In exercising voting rights, the Investment Manager and Subadvisor shall conduct themselves in accordance with the general principles set forth below.

        1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

        2. In exercising voting rights, the Investment Manager and Subadvisor shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

        3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

        4. In exercising voting rights on behalf of clients, the Investment Manager and Subadvisor Subadvisor conduct themselves in the same manner as if it were the constructive owner of the securities.

        5. To the extent reasonably possible, the Investment Manager and Subadvisor participate in each stockholder voting opportunity.

        6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

        7. The Investment Manager and Subadvisor, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

    Set forth below are general guidelines that the Investment Manager and Subadvisor shall follow in exercising proxy voting rights:

        Prudence. In making a proxy voting decision, the Investment Manager and Subadvisor shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

        Third Party Views. While the Investment Manager and Subadvisor may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

        Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining

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    how a proxy vote may affect the economic value of a security, The Investment
    Manager and Subadvisor shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager and Subadvisor may discount long-term views on a short-term holding).

    Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager and Subadvisor must be guided by its reasonable judgment to vote in a manner that the Investment Manager and Subadvisor deem to be in the best interests of the Fund and its stockholders.

STOCK-BASED COMPENSATION

    Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager and Subadvisor always favor compensation plans that align the interests of management and stockholders. The Investment Manager and Subadvisor generally approve compensation plans under the following conditions:

        10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

        Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

        Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

        Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

        Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager and Subadvisor will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

        Reload/Evergreen Features. The Investment Manager and Subadvisor will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ('evergreen') feature.

        Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager and Subadvisor support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager and Subadvisor also support employee stock purchase plans, although the Investment Manager and Subadvisor generally believe the discounted purchase price should be at least 85% of the current market price.

        Vesting. Restricted stock awards normally should vest over at least a two-year period.

        Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

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CHANGE OF CONTROL ISSUES

    While the Investment Manager and Subadvisor recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the Investment Manager and Subadvisor oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager's and Subadvisor's guidelines on change of control issues:

        Stockholder Rights Plans. The Investment Manager and Subadvisor acknowledge that there are arguments for and against stockholder rights plans, also known as 'poison pills.' Companies should put their case for rights plans to stockholders. The Investment Manager and Subadvisor generally vote against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

        Golden Parachutes. The Investment Manager and Subadvisor oppose the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against 'golden parachute' plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager and Subadvisor generally withhold votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

        Approval of Mergers -- The Investment Manager and Subadvisor vote against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager and Subadvisor support proposals that seek to lower super-majority voting requirements.

ROUTINE ISSUES

    Director Nominees in a Non-Contested Election -- The Investment Manager and Subadvisor generally vote in favor of management proposals on director nominees.

    Director Nominees in a Contested Election -- By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

    Board Composition -- The Investment Manager and Subadvisor support the election of a board that consists of at least a majority of independent directors. The Investment Manager and Subadvisor generally withhold support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. The Investment Manager and Subadvisor also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

    Classified Boards -- Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager and Subadvisory generally vote against classified boards. The Investment Manager and Subadvisor vote in favor of stockholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.

    Barriers to Stockholder Action -- The Investment Manager and Subadvisor vote to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

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    Cumulative Voting -- Having the ability to cumulate votes for the election of directors -- that is, cast more than one vote for a director about whom they feel strongly -- generally increases stockholders' rights to effect change in the management of a corporation. The Investment Manager and Subadvisor therefore generally support proposals to adopt cumulative voting.

    Ratification of Registered Public Accounting Firms -- Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, the Investment Manager's and Subadvisor's general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

STOCK RELATED ITEMS

    Increase Additional Common Stock -- The Investment Manager's and Subadvisor's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

    Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

        1. creates a blank check preferred stock; or

        2. establishes classes of stock with superior voting rights.

    Blank Check Preferred Stock -- Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager and Subadvisor may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that
(i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager and Subadvisor.

    Preemptive Rights -- Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

    Dual Class Capitalizations -- Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager and Subadvisor vote against adoption of a dual or multiple class capitalization structure.

SOCIAL ISSUES

    The Investment Manager and Subadvisor believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager and Subadvisor generally vote against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager and Subadvisor believe the proposal has significant economic implications.

OTHER SITUATIONS

    No set of guidelines can anticipate all situations that may arise. The Investment Manager's and Subadvisor's portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

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PROXY VOTING PROCEDURES

    The Investment Manager and Subadvisor maintain a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

    The Investment Committee of the Investment Manager and Subadvisor shall have responsibility for voting proxies, under the supervision of the Director of Research and the Chief Information Officer, respectively. The Director of Research's and Chief Information Officer's, as applicable, designee (the 'Designee') shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The Investment Manager and Subadvisor's General Counsel and Compliance Officer of Human Resources, respectively shall have overall responsibility for ensuring that the Investment Manager and Subadvisor comply with all proxy voting requirements and procedures.

RECORDKEEPING

    The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by the Investment Manager and Subadvisor:

        Name of the company

        Ticker symbol

        CUSIP number

        Stockholder meeting date

        Brief identification of each matter voted upon

        Whether the matter was proposed by management or a stockholder

        Whether the Investment Manager and Subadvisor voted on the matter

        If the Investment Manager and Subadvisor voted, then how the Investment Manager and Subadvisor voted

        Whether the Investment Manager and Subadvisor voted with or against management

    The Investment Manager's and Subadvisor's General Counsel and Compliance Officer of Human Resources, respectively shall be responsible for maintaining and updating the Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by the Investment Manager and Subadvisor and were deemed material to making a voting decision or that memorialized the basis for the decision.

    The Investment Manager and Subadvisor shall rely on the Securities and Exchange Commission's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

CONFLICTS OF INTEREST

    There may be situations in which the Investment Manager or Subadvisor may face a conflict between its interests and those of its clients or fund stockholders. Potential conflicts are most likely to fall into three general categories:

        Business Relationships -- This type of conflict would occur if the Investment Manager, Subadvisor or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of the Investment Manager, Subadvisor or its affiliate with the company or proponent. In the context of the Investment Manager or Subadvisor, this could occur if an affiliate of the Investment Manager has a material business relationship with a company that Investment Manager or Subadvisor has invested in on behalf of the Fund, and the Investment Manager or Subadvisor

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    is encouraged to vote in favor of management as an inducement to acquire or maintain the affiliate's relationship.

        Personal Relationships -- The Investment Manager, Subadvisor or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

        Familial Relationships -- The Investment Manager, Subadvisor or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

    The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average stockholder. Materiality will be judged under a two-step approach:

        Financial Based Materiality -- The Investment Manager or Subadvisor presumes a conflict to be non-material unless it involves at least $500,000.

        Non-Financial Based Materiality -- Non-financial based materiality would impact the members of the Investment Manager's Investment Committee, who are responsible for making proxy voting decisions.

    Finally, if a material conflict exists, the Investment Manager and Subadvisor shall vote in accordance with the advice of a proxy voting service.

    The Investment Manager's and Subadvisor's General Counsel and Compliance Officer of Human Resources, respectively shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

        Identifying Conflicts -- The Investment Manager and Subadvisor are responsible for monitoring the relationships of the Investment Manager's and Subadvisor's affiliates for purposes of the Investment Manager's and Subadvisor's Inside Information Policy and Procedures. The general counsel (or his designee) and compliance officer (or his designee), as applicable, maintains a watch list and a restricted list. The Investment Manager's Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at the Investment Manager and Subadvisor, for which potential concerns might arise. When a company is placed on the restricted list, the general counsel (or his designee) and compliance officer (or his designee), as applicable, shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the general counsel and compliance officer, as applicable, shall inform the Investment Committee that no proxy vote is to be submitted for that company until the general counsel and compliance officer, as applicable, complete the conflicts analysis.

        For purposes of monitoring personal or familial relationships, the general counsel (or his designee) and compliance officer (or his designee), as aplicable, shall receive on at least an annual basis from each member of the Investment Manager's Investment Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or
    (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

        Identifying Materiality -- The General Counsel and Compliance Officer of Human Resources, respectively (or their designees) shall be responsible for determining whether a conflict is material. They shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

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        Communication with Investment Committee; Voting of Proxy -- If the
    General Counsel and Compliance Officer of Human Resources, respectively determine that the relationship between the Investment Manager's or Subadvisor's affiliate and a company is financially material, he shall communicate that information to the members of the Investment Manager's Investment Committee and instruct them, and the Designee, that the Investment Manager and Subadvisor will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager and Subadvisor. Any personal or familiar relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case the Investment Manager and Subadvisor again will vote its proxy based on the advice of a consulting firm engaged by the Investment Manager and Subadvisor. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify the Investment Manager and Subadvisor from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

    In cases in which the Investment Manager and Subadvisor will vote its proxy based on the advice of a consulting firm, the general counsel (or his designee) or compliance officer (or his designee), as applicable, shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel or Compliance Officer will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager and Subadvisor. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

    In selecting a broker to execute each particular transaction, the Investment Manager and Subadvisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager and Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager and Subadvisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager and Subadvisor determine in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's or Subadvisor's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and Subadvisor and is available for the benefit of other accounts advised by the Investment Manager and Subadvisor and their respective affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's and Subadvisor's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager and Subadvisor it does not reduce the Investment Manager's and Subadvisor's expenses in a determinable amount. The extent to which the Investment Manager and Subadvisor make use of statistical, research and other services furnished by brokers is considered by the

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Investment Manager and Subadvisor in the allocation of brokerage business, but there is no formula by which such business is allocated. The Investment Manager and Subadvisor do so in accordance with its judgment of the best interests of the Fund and its stockholders.

                        DETERMINATION OF NET ASSET VALUE

    The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value of our Common Shares is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

    For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager and Subadvisor to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

                              REPURCHASE OF SHARES

    The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market, private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment

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company. The Board of Directors may not decide to take any of these actions.
During the pendency of a tender offer, the Fund will publish how Common Stockholders may readily ascertain the net asset value. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

    Subject to its investment limitations, the Fund may use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

    Although the decision to take action in response to a discount from net asset value will be made by the Board of Directors at the time it considers the issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or a suspension of payment by U.S. banks in which the Fund invests,
(d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by institutions or on the exchange of foreign currency, (e) commencement of armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its stockholders if shares were repurchased. The Board may in the future modify these conditions in light of experience. Currently, the Fund's Board has not considered whether the occupation of Iraq would prevent the repurchases of Common Shares or a tender offer for such shares. If the Board determines to take action in response to a discount from net asset value, the Board will consider the occupation of Iraq at that time.

    The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

    In addition, a purchase by the Fund of its Common Shares will decrease the Fund's managed assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

    Before deciding whether to take any action, the Fund's Board of Directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its stockholders and market considerations. Based on the considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                    TAXATION

    Set forth below is a discussion of certain U.S. Federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND

    The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under the Code.

    To qualify for the favorable U.S. Federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's managed assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its managed assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.

    The American Jobs Creation Act of 2004 (the 'Act') provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in a 'qualified publicly traded partnership,' as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for purposes of the diversification requirements described above, the outstanding voting securities of any issuer include the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's managed assets may be invested in the securities of one or more qualified publicly traded partnerships. The Act also provides that the separate treatment for publicly traded partnerships under the passive activity rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

    As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described above) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no Federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

    If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its stockholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary income. Such distributions generally would be eligible
(i) to be treated as qualified dividend income in the case of individual stockholders and (ii) for the DRD in the case of corporate stockholders.

DISTRIBUTIONS

    Dividends paid out of the Fund's current and accumulated earnings and profits will, except in the case of qualified dividend income and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income to the extent of the Fund's earnings and profits. If a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may be eligible for the DRD. In addition, for taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income (i.e. generally dividends paid by certain U.S. corporations and 'qualified foreign corporations') will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. Specifically, a dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. A foreign corporation is a 'qualified foreign corporation' if it is
(1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A 'qualified foreign corporation' does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Because of the fact-specific nature of the inquiry, the Fund cannot predict at this time what portion of dividends it will receive from foreign corporations will be eligible for the reduced rates of taxation applicable to qualified dividend income.

    Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gains, regardless of how long the stockholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

    A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the stockholder's basis in his or her shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.

    Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund.

    The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will
(i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Stockholders will be notified annually as to the U.S. federal tax status of distributions.

    Although the Fund may realize tax-exempt income on certain investments, it will generally be unable to pass through to its stockholders the tax-exempt nature of that income.

SALE OR EXCHANGE OF FUND SHARES

    Upon the sale or other disposition of shares of the Fund which a stockholder holds as a capital asset, such stockholder may realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2008.

    Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the stockholder (or amounts designated as undistributed capital gains) with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

NATURE OF FUND'S INVESTMENTS

    Certain of the Fund's investment practices are subject to special and complex Federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

    Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the 'original issue discount') each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of Federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

INVESTMENT IN NON-U.S. SECURITIES

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund's managed assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to 'pass through' to the Fund's stockholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each stockholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual stockholder who does not itemize deductions. In certain circumstances, a stockholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for 'creditable' taxes to flow-through. Each stockholder should consult his own tax adviser regarding the potential application of foreign tax credits.

PASSIVE FOREIGN INVESTMENT COMPANY

    If the Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. However, the Fund will be unable to make a QEF election unless certain information is received from the PFIC, and there can be no assurance the PFIC will provide such information. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

FOREIGN CURRENCY TRANSACTIONS

    Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

    The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ('REMICs'). Under Treasury regulations that have not yet been issued, and may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an 'excess inclusion') will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and
(iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Investment Manager and Subadvisor do not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

BORROWINGS

    If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund's payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund's qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

BACKUP WITHHOLDING

    The Fund may be required to withhold U.S. Federal income tax on all taxable distributions and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal income tax liability.

FOREIGN STOCKHOLDERS

    U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a 'foreign stockholder') depends on whether the income of the Fund is 'effectively connected' with a U.S. trade or business carried on by the stockholder.

    Income Not Effectively Connected. If the income from the Fund is not 'effectively connected' with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see 'Taxation -- Investment in Real Estate Investment Trusts' above)), which tax is generally withheld from such distributions. However, under the Act, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as 'interest-related dividends' or 'short-term capital gain dividends.' Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.

    Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See
'Taxation -- Backup Withholding' above. Under the Act, distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations which may include certain REITs and certain REIT capital gain dividends) will generally cause the non-U.S. stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States and subject to the rules described for income effectively connected below. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. stockholder that is a corporation. Such distributions may be subject to U.S. withholding tax and may give rise to an obligation on the part of the non-U.S. stockholder to file a U.S. federal income tax return. This provision generally applies to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.

    Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder's shares of the Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign stockholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a 'U.S. real property holding corporation' and the foreign stockholder actually or constructively held more than 5% of the shares of the Fund, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. stockholder as discussed above and a 10% U.S. federal withholding tax generally would be imposed on the amount realized on the disposition of such shares to be credited against the foreign stockholder's U.S. Federal income tax liability on such disposition. Pursuant to the Act, the term 'U.S. real property interest' does not include any interest in a 'domestically-controlled' regulated investment company. Thus, the sale of stock by a foreign stockholder in a domestically-controlled regulated investment company generally will not be subject to U.S. Federal income tax. A domestically-controlled regulated investment company is any regulated investment company in which at all times during the testing period described above, 50% or more in value of the stock was owned by U.S. persons. This provision generally would apply after December 31, 2004 and before January 1, 2008. A corporation is a 'U.S. real property holding corporation' if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

    Income Effectively Connected. If the income from the Fund is 'effectively connected' with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

    The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS

    Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. In addition, pursuant to the Act, significant penalties may be imposed upon the failure to comply with the tax shelter reporting rules. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXATION

    Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

    From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to stockholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

    The Fund's 'average annual total return' figures described in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                    P(1 + T)'pp'n = ERV
  Where: P =  a hypothetical initial payment of $1,000

         T =  average annual total return

         n =  number of years

       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


YIELD

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ('net investment income') and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                   = 2[(a-b + 1)'pp'6 - 1]
                        ---
                         cd

  Where: a =  dividends and interest earned during the period,

         b =  expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.


    In reports or other communications to stockholders of the Fund or in advertising materials, the Fund may compare its performance with that of
(i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Salomon Brothers Broad Investment Grade Bond Index (BIG), Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the 30 same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

    Marketing materials for the Fund may make reference to other closed-end investment companies for which the Investment Manager serves as investment adviser and for which the Subadvisor serves as subadvisor. The past performance of any other Cohen & Steers Fund is not a guarantee of future performance for the Fund.

           COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


    Simpson Thacher & Bartlett LLP serves as counsel to the Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909. PricewaterhouseCoopers LLP has been appointed as independent registered public accounting firm for the Fund. The statement of assets and liabilities of the Fund as of February 18, 2005 included in this Statement of Additional Information has been so included in reliance on the report of PricewaterhouseCoopers LLP, New

York, New York, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


       COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.
     STATEMENT OF ASSETS AND LIABILITIES AS OF FEBRUARY 18, 2005
Assets:
    Cash....................................................  $100,275
        Total Assets........................................  $100,275
                                                              --------
Liabilities
        Total Liabilities...................................        --
                                                              --------
Net Assets applicable to 5,250 shares of $.001 par value
  common stock outstanding..................................  $100,275
                                                              --------
                                                              --------
Net asset value per Common Shares outstanding ($100,275
  divided by 5,250 Common shares outstanding)...............  $  19.10
                                                              --------
                                                              --------

NOTES TO FINANCIAL STATEMENT

NOTE 1: ORGANIZATION

    Cohen & Steers Worldwide Realty Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on June 16, 2004 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ('Shares') under the Securities Act of 1933, and the sale of 5,250 shares ('Initial Shares') for $100,275 to Cohen & Steers Capital Management, Inc. (the 'Investment Manager'). The proceeds of such Initial Shares in the Fund were invested in cash. There are 100,000,000 shares of $0.001 par value common stock authorized.

    Cohen & Steers Capital Management, Inc. has agreed to pay all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $0.04 per Common Share. The total offering costs of the Fund are expected to be approximately $1,655,000 of which the Fund is expected to bear $800,000.

NOTE 2: ACCOUNTING POLICIES

    The preparation of the financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates. In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

NOTE 3: INVESTMENT MANAGEMENT, SUBADVISORY AND ADMINISTRATION AGREEMENTS

    The Fund has entered into an Investment Management Agreement with the Investment Manager, under which the Investment Manger will provide general investment advisory and adminstrative services for the Fund. In addition, the Investment Manager is responsible for the supervision and ongoing monitoring of Houlihan Rovers S.A., the Fund's subadvisor ('Subadvisor'). For providing these services and facilities and for bearing the related expenses, the Investment Manager will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.95% of the average daily managed assets. Managed asset value is the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage.

    In addition to the reimbursement of organization and offering costs discussed in Note 1, the Investment Manager has contractually agreed to waive a portion of its fees and expenses for the first four years of the Fund's operations. The Investment Manager has agreed to waive 0.45% of average daily managed assets (which includes the liquidation preference of any Fund Preferred Shares and the principal amount of any Borrowing used for leverage) for the first two years of the Fund's operations, 0.30% of average daily managed assets in year three and 0.15% of average daily managed assets in year four. The Investment Manager will not reimburse the Fund for any portion of its fees beyond March 31, 2009.

    Houlihan Rovers S.A, has been retained as Subadvisor and is responsible for managing the Fund's investments in certain non-U.S. real estate securities. For its services under the Subadvisory Agreement between the Investment Manager and the Subadvisor, the Investment Manager (not the Fund) pays the Subadvisor a monthly fee at the annual rate of 0.10% of the average daily managed assets of the Fund for the first two years of the Fund's operations, 0.15% of average daily managed assets in year three, 0.20% of average daily managed assets in year four and 0.25% of average daily managed assets thereafter. The Investment Manager owns 50% of the capital stock of the Subadvisor.

    The Fund has entered into an Administration Agreement with the Investment Manager under which the Investment Manager performs certain administrative functions for the Fund, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

    In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank and Trust Company ('State Street Bank') as sub-administrator under a fund accounting and administration agreement (the 'Sub-Administration Agreement'). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

    For its services under the Administration Agreement, the Advisor receives a monthly fee from the Fund at the annual rate of .06% of the Fund's average daily managed assets. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the aggregate average net assets of all the funds in the Cohen & Steers fund complex at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers complex to State Street Bank is computed by multiplying the monthly average net assets of all the funds by each break point in the above schedule. For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.:


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Cohen & Steers Worldwide Realty Income Fund, Inc. (the 'Fund') at February 18, 2005, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 7, 2005

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

    Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM

    'AAA' -- An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    'AA' -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    'A' -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    'BBB' -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'BB,' 'B,' 'CCC,' 'CC,' and 'C' -- Obligations rated 'BB,' 'B,' 'CCC,' 'CC,' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    'BB' -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    'B' -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    'CCC' -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    'CC' -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    'C' -- A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    'D' -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    'r' -- The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    'N.R.' -- The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

    'A-1' -- A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    'A-2' -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    'A-3' -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    'B' -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    'C' -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    'D' -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

    'Aaa' -- Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    'Aa' -- Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

    'A' -- Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    'Baa' -- Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    'Ba' -- Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    'B' -- Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    'Caa' -- Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    'Ca' -- Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    'C' -- Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        Leading market positions in well-established industries.

        High rates of return on funds employed.

        Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                     PART C

                               OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1) Financial Statements

    Part A -- None


    Part B -- Report of Independent Auditors***



    Statement of Assets and Liabilities***


2) Exhibits


(a)  -- (i) Articles of Incorporation*
     -- (ii) Articles of Amendment of Articles of Incorporation*
(b)  -- By-Laws*
(c)  -- Not Applicable
(d)  -- (i) Form of specimen share certificate***
     -- (ii) The rights of security holders are defined in the Registrant's Articles of Incorporation (Article FIFTH and
        Article EIGHTH) and the Registrant's By-Laws (Article II and Article VI).
(e)  -- See Exhibit 2(k)(i)
(f)  -- Not Applicable
(g)  -- (i) Form of Investment Management Agreement***
     -- (ii) Form of Sub-advisory Agreement***
     -- (iii) Agreement to Waive Investment Management Fees***
(h)  -- Form of Underwriting Agreement***
(i)  -- Not Applicable
(j)  -- Form of Custodian Agreement***
(k)  -- (i) Form of Stock Transfer Agency Agreement***
     -- (ii) Form of Administration Agreement between the Fund
        and the Investment Manager***
     -- (iii) Form of Administration Agreement between the Fund and State Street Bank and Trust Company***
(l)  -- (i) Opinion and Consent of Simpson Thacher & Bartlett
        LLP***
     -- (ii) Opinion and Consent of Venable LLP***
(m)  -- Not Applicable
(n)  -- Consent of Independent Registered Public Accounting
        Firm***
(o)  -- Not Applicable
(p)  -- Form of Investment Representation Letter***
(q)  -- Not Applicable
(r)  -- (i) Code of Ethics of the Fund and Investment Manager**
     -- (ii) Code of Ethics of Subadvisor***
(s)  -- Powers of Attorney***


---------
  * Filed previously.

 ** To be filed by amendment.

*** Filed herewith.

ITEM 26. MARKETING ARRANGEMENTS

    See Exhibit 2(h).

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC Registration fees.......................................  $ 35,000
New York Stock Exchange listing fee*........................    40,000
Printing and engraving expenses*............................   700,000
Auditing fees and expenses*.................................    40,000
Legal fees and expenses*....................................   500,000
NASD Fees*..................................................    30,000
Miscellaneous*..............................................   310,000
                                                              --------
    Total*..................................................  $
                                                              --------
                                                              --------

---------

* Estimated.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

                                                                NUMBER OF
                       TITLE OF CLASS                         RECORD HOLDERS
                       --------------                         --------------
Common Stock, par value $.001 per share.....................       None

ITEM 30. INDEMNIFICATION

    It is the Registrant's policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article NINTH of Registrant's Articles of Incorporation, and Article VIII of the Registrant's By-Laws. The liability of the Registrant's directors and officers is dealt with in Article NINTH of Registrant's Articles of Incorporation. The liability of Cohen & Steers Capital Management, Inc., the Registrant's investment manager (the 'Investment Manager'), for any loss suffered by the Registrant or its stockholders is set forth in Section 5 of the Investment Management Agreement. The liability of Houlihan Rovers S.A., the Registrant's subadvisor (the 'Subadvisor'), for any loss suffered by the Registrant or its stockholders is as set forth in Section 3 of the Sub-advisory Agreement.

    The Registrant has agreed to indemnify the Underwriters of the Registrant's common stock to the extent set forth in Exhibit 2(h).

    Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER AND SUBADVISOR

    The descriptions of the Investment Manager and Subadvisor under the caption 'Management of the Fund' in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this registration statement are incorporated by reference herein.

    The following is a list of the Directors and Officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

                      NAME                                               TITLE
                      ----                                               -----
Robert H. Steers................................  Co-Chairman and Co-Chief Executive Officer,
                                                  Director
Martin Cohen....................................  Co-Chairman and Co-Chief Executive Officer,
                                                  Director
Joseph M. Harvey................................  President
Adam M. Derechin................................  Chief Operating Officer
John J. McCombe.................................  Executive Vice President
Douglas R. Bond.................................  Executive Vice President
James S. Corl...................................  Executive Vice President
Lawrence B. Stoller.............................  Executive Vice President and General Counsel
William F. Scapell..............................  Senior Vice President
Jay J. Chen.....................................  Senior Vice President
William J. Frischling...........................  Senior Vice President
Victor M. Gomez.................................  Senior Vice President and Chief Financial Officer
Rahul Bhattacharjee.............................  Vice President and Director of Investment Research
Terrance R. Ober................................  Vice President
Anthony Dotro...................................  Vice President
Robert Tisler...................................  Vice President
Mark Freed......................................  Vice President
Norbert Berrios.................................  Vice President
John E. McLean..................................  Vice President and Associate General Counsel
Salvatore Rappa.................................  Vice President and Associate General Counsel
David Oakes.....................................  Vice President
Thomas Bohjalian................................  Vice President
Hoyt Peters.....................................  Vice President
Sandra Morgan...................................  Vice President
Ben Morton......................................  Vice President
Pascal van Garderen.............................  Vice President
Elaine Zaharis-Nikas............................  Vice President
Frank Zukowski..................................  Vice President
Blair Lewis.....................................  Vice President
Scott Collins...................................  Vice President
Rizaldi Santiago................................  Controller

    Cohen & Steers Capital Management, Inc. acts as Investment Manager of, in addition to the Registrant, the following registered investment companies:

    Cohen & Steers Advantage Income Realty Fund, Inc.

    Cohen & Steers Dividend Majors Fund, Inc.

    Cohen & Steers Institutional Realty Shares Fund, Inc.

    Cohen & Steers Premium Income Realty Fund, Inc.

    Cohen & Steers Quality Income Realty Fund, Inc.

    Cohen & Steers Realty Focus Fund, Inc.

    Cohen & Steers Realty Income Fund, Inc.

    Cohen & Steers Realty Shares Fund, Inc.

    Cohen & Steers REIT and Preferred Income Fund, Inc.

    Cohen & Steers REIT and Utility Income Fund, Inc.

    Cohen & Steers Select Utility Fund, Inc.

    Cohen & Steers Total Return Realty Fund, Inc.

    Cohen & Steers Utility Fund, Inc.

    Cohen & Steers VIF Realty Fund, Inc.

    American Skandia Trust -- AST Cohen & Steers Realty Portfolio

    The following is a list of the Directors and Officers of the Subadvisor. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

                    NAME                                           TITLE
                    ----                                           -----
W. Joseph Houlihan...........................  Managing Director
Gerios J.M. Rovers...........................  Managing Director
Robert H. Steers.............................  Director
Martin Cohen.................................  Director

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Administrator and Custodian, State Street Bank and Trust Company. All other records so required to be maintained will be maintained at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue, New York, New York 10017.

ITEM 33. MANAGEMENT SERVICES

    Not applicable.

ITEM 34. UNDERTAKINGS

    (1) Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

    (2) Not applicable.

    (3) Not applicable.

    (4) Not applicable.

    (5) Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective.

    Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

    (6) Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the 1940 Act, the Registrant has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 10th day of March 2005.


                                          COHEN & STEERS WORLDWIDE REALTY
                                          INCOME FUND, INC.

                                          By:        /s/ ROBERT H. STEERS
                                              ..................................
                                                      ROBERT H. STEERS
                                                          CHAIRMAN

    Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to this registration statement has been signed below by the following persons in the capacities and on the date indicated.


               SIGNATURE                            TITLE                              DATE
               ---------                            -----                              ----
By:          /s/ MARTIN COHEN               President, Treasurer and Director       March 10, 2005
 .........................................
               (MARTIN COHEN)

By:        /s/ ROBERT H. STEERS             Director, Chairman and Secretary        March 10, 2005
 .........................................
            (ROBERT H. STEERS)

By:               *                         Director                                March 10, 2005
 .........................................
              (BONNIE COHEN)

By:               *                         Director                                March 10, 2005
 .........................................
            (GEORGE GROSSMAN)

By:               *                         Director                                March 10, 2005
 .........................................
            (RICHARD E. KROON)

By:               *                         Director                                March 10, 2005
 .........................................
           (RICHARD J. NORMAN)

By:               *                         Director                                March 10, 2005
 .........................................
             (FRANK K. ROSS)

By:               *                         Director                                March 10, 2005
 .........................................
          (WILLARD H. SMITH JR.)

By:               *                         Director                                March 10, 2005
 .........................................
          (C. EDWARD WARD, JR.)

*By:        /s/ MARTIN COHEN
 .........................................
               MARTIN COHEN
             ATTORNEY-IN-FACT

                          STATEMENT OF DIFFERENCES
                          ------------------------

 The registered trademark symbol shall be expressed as.................. 'r'
 The dagger symbol shall be expressed as................................ 'D'
 Characters normally expressed as superscript shall be preceded by...... 'pp'